                                                                       033-63560
                                                                        811-7762

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------
                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                        [x]

                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]

                        POST-EFFECTIVE AMENDMENT NO. 10                      [x]

                                  AND/OR
                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940                    [x]
                                AMENDMENT NO. 11                             [x]
                        (CHECK APPROPRIATE BOX OR BOXES)
                              -------------------
                          FIRST EAGLE SOGEN FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                              -------------------
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 698-3000

                                  ROBERT BRUNO
                         FIRST EAGLE SOGEN FUNDS, INC.
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                              -------------------
                                    COPY TO:
                            PAUL S. SCHREIBER, ESQ.
                              SHEARMAN & STERLING
                              599 LEXINGTON AVENUE
                               NEW YORK, NY 10022
                              -------------------

It is proposed that this filing will become effective (check appropriate box):

    [ ] immediately upon filing pursuant to paragraph (b)

    [x] on June 5, 2000 pursuant to paragraph (b)

    [ ] 60 days after filing pursuant to paragraph (a)(1)

    [ ] on (date) pursuant to paragraph (a)(1)

    [ ] 75 days after filing pursuant to paragraph (a)(2)

    [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment
                              -------------------

                     TITLE OF SECURITIES BEING REGISTERED:

  FIRST EAGLE SOGEN GLOBAL FUND  --   CLASS A COMMON STOCK
  FIRST EAGLE SOGEN GLOBAL FUND  --   CLASS C COMMON STOCK
  FIRST EAGLE SOGEN GLOBAL FUND  --   CLASS I COMMON STOCK
FIRST EAGLE SOGEN OVERSEAS FUND  --   CLASS A COMMON STOCK
FIRST EAGLE SOGEN OVERSEAS FUND  --   CLASS C COMMON STOCK
FIRST EAGLE SOGEN OVERSEAS FUND  --   CLASS I COMMON STOCK
    FIRST EAGLE SOGEN GOLD FUND
   FIRST EAGLE SOGEN MONEY FUND

--------------------------------------------------------------------------------

                                               First Eagle SoGen Funds






                              PROSPECTUS
                              June 5, 2000

                              First Eagle SoGen
                              Global Fund

                              First Eagle SoGen
                              Overseas Fund

                              First Eagle SoGen
                              Gold Fund

                              First Eagle SoGen
                              Money Fund


   P r o s p e c t u s

   As with all mutual funds, these securities have neither been
   approved nor disapproved by the Securities and Exchange             [LOGO]
   Commission nor has the SEC passed on the accuracy of this prospectus. It is a criminal offense to claim otherwise.

Thank you for your interest in First Eagle SoGen Funds Inc., (the 'Company'), managed by Arnhold and S. Bleichroeder Advisers, Inc., ('ASB Advisers' or the 'Adviser'), a wholly owned subsidiary of Arnhold and S. Bleichroeder, Inc. ('ASB'). Societe Generale Asset Management Corp. ('SGAM Corp.') was acquired by ASB on December 31, 1999 and ASB Advisers became the investment adviser to the Funds at that time. The primary investment management team of SGAM Corp., including Jean-Marie Eveillard and Charles de Vaulx, have joined ASB Advisers and continues to manage the portfolios of the Funds.

Investment Objectives of Each Fund

First Eagle SoGen Global Fund ('Global Fund') seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and around the world. More specifically, to achieve its objective, the Fund will normally invest its assets primarily in common stocks (and securities convertible into common stocks) of United States and foreign companies.

First Eagle SoGen Overseas Fund ('Overseas Fund') seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The Fund will invest primarily in small and medium size companies traded in mature markets and may invest in emerging markets.


First Eagle SoGen Gold Fund ('Gold Fund') seeks growth of capital by investing primarily in securities of companies engaged in mining, processing, dealing in or holding gold or other precious metals such as silver, platinum and palladium, both in the United States and in foreign countries.


First Eagle SoGen Money Fund ('Money Fund') seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity. To achieve its objective, the Fund will invest primarily in high-quality, short-term money market instruments.

Before you invest in a mutual fund, you need to know that all mutual funds have common attributes:

     Shares of the mutual fund can fall in value.


     There is no guarantee that a fund will achieve its objective.


This prospectus provides important information about our Funds. We encourage you to read it carefully and keep it for future reference.

Table of Contents

                                                   PAGE
The Funds....................................       2
    About First Eagle SoGen Global Fund......       2
        Objective and Principal Investment
          Strategy...........................       2
        Principal Risks......................       3
        The Fund's Performance...............       4
        The Global Fund's Fees and
          Expenses...........................       5
    About First Eagle SoGen Overseas Fund....       7
        Objective and Principal Investment
          Strategy...........................       7
        Principal Risks......................       8
        The Fund's Performance...............       9
        The Overseas Fund's Fees and
          Expenses...........................       10
    About First Eagle SoGen Gold Fund........       12
        Objective and Principal Investment
          Strategy...........................       12
        Principal Risks......................       13
        The Fund's Performance...............       14
        The Gold Fund's Fees and Expenses....       16
    About First Eagle SoGen Money Fund.......       17
        Objective and Principal Investment
          Strategy...........................       17
        Principal Risks......................       17
        The Fund's Performance...............       18
        The Fund's Fees and Expenses.........       19
    Related Investment Strategies for Global,
      Overseas and Gold Funds................       20
Our Management Team..........................       21
        The Adviser..........................       21
        Distribution and Shareholder Services
          Expenses...........................       22
About Your Investment........................       23
        How to Purchase Shares...............       23
        How Fund Share Prices Are
          Calculated.........................       24
        Purchases Through Dealers............       25
        Public Offering Price of Class A.....       25
        Purchasing Level-Load Class C Shares
          of Global Fund and Overseas Fund...       31
        Bookshare Account Plan...............       32
        Where to Send Your Application.......       32
        Minimum Account Size.................       33
        Automatic Investment Program.........       33
Once You Become a Shareholder................       33
        Exchanging Your Shares...............       33
        Redemption of Shares.................       35
        Retirement Plans.....................       39
Information on Dividends, Distributions and
  Taxes......................................       39
How to Reach First Eagle SoGen Funds.........       41
Financial Highlights.........................       43
Useful Shareholder Information...............  (Back Cover)

                                   THE FUNDS
                                   ---------

                      ABOUT FIRST EAGLE SOGEN GLOBAL FUND

Objective and Principal Investment Strategy


The investment objective of the Global Fund is long-term growth of capital through investments in a range of asset classes from markets in the United States and around the world. To achieve its objective, the Global Fund will normally invest its assets primarily in common stocks (and securities convertible into common stocks) of United States and foreign companies. To a lesser extent, the Global Fund reserves the right to invest a portion of its assets in fixed-income securities (including lower-rated securities) of domestic or foreign issuers which, in addition to the income they may provide, appear to offer potential for long-term growth of capital. When deemed appropriate by the Fund's investment adviser for short-term investment purposes, the Global Fund may hold a portion of its assets in short-term debt instruments including commercial paper and certificates of deposit.

Although no change is anticipated, the Global Fund's investment objective can be changed without shareholder approval. Shareholders will be notified a minimum of sixty days in advance of any change in investment objective.

The Global Fund's investment philosophy and strategy can be broadly characterized as a 'value' approach, in that it loosely follows the teachings of Mr. Benjamin Graham, who is known as the founder of the 'value' school of investing. In particular, attention is paid to the ideas of 'intrinsic' value and of 'margin of safety.' A stock is deemed attractive if there is a perceived positive difference between its 'intrinsic value' and the price of the stock in the market since such difference provides the 'margin of safety.'

Principal Risks


Foreign Investments Risks


Foreign securities involve certain inherent risks that are different from those of domestic securities, including political or economic instability of the issuer or the country of issue, changes in foreign currency and exchange rates, and the possibility of adverse changes in investment or exchange control regulations. Currency fluctuations will also affect the net asset value of the Global Fund irrespective of the performance of the underlying investments in foreign issuers. Typically, there is less publicly available information about a foreign company and foreign companies may be subject to less stringent reserve, auditing and reporting requirements. Many foreign stock markets are not as large nor as liquid as in the United States; fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges; and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. Foreign governments can also levy confiscatory taxes, expropriate assets and limit repatriations of assets. As a result of these and other factors, foreign securities may be subject to greater price fluctuation than securities of U.S. companies. These risks may be more pronounced with respect to investments in emerging markets.


Debt Securities Risks


Securities with the lowest investment grade ratings are considered to have speculative characteristics. Debt securities that are unrated are considered by the Global Fund to be equivalent to below investment grade (often referred to as 'junk bonds'). On balance, debt securities that are below investment grade are considered predominately speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of default and bankruptcy. They are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt securities. The price of an investment in debt securities generally falls in value when interest rates rise.

Market Risk

In general, the Fund's share price moves up and down in reaction to stock market movements. This means that the value of the Fund's shares can fall in value.



The Fund's Performance

Many factors affect a fund's performance. The following information provides some indication of the risks of investing in the Global Fund by showing changes in its performance from year to year and by showing how its average annual returns over the periods indicated compare to those of a broad measure of market performance. The bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be less. As with all mutual funds, past performance is not an indication of future performance.


                       Calendar Year Total Returns Chart
                    First Eagle SoGen Global Fund -- Class A

                              [PERFORMANCE GRAPH]

                        (Numbers are in percentages)

   '90    '91    '92    '93    '94    '95    '96    '97    '98     '99
  (1.30) 17.93   8.41  26.15   2.52  15.24  13.64   8.54  (0.26)  19.56

For the periods presented in the bar chart above, here is some additional return information.

-------------------------------------------
Best Quarter     9.18%   Second Quarter 1999

Worst Quarter  (10.98)%  Third Quarter 1998
-------------------------------------------


The investment performance for the first quarter of 2000 was 1.62%.

The following table illustrates how the Global Fund's average annual returns for different calendar periods compare to the return of the Morgan Stanley Capital International (MSCI) World Index. The MSCI World Index is a widely followed unmanaged group of stocks from 22 international markets. The figures in the table assume that you sold your shares at the end of each period and the figures reflect the effect of the maximum applicable sales charge.

                 Average Annual Total Return Comparisons Table
                            As of December 31, 1999

----------------------------------------------------------------------------
                                                              Commencement
                                1 Year   5 Years   10 Years   of Operations*
----------------------------------------------------------------------------
   First Eagle SoGen Global
    Fund
      Class A shares..........   15.07%  10.29%     10.29%       15.31%
      Class I shares..........   19.84%    --         --         17.74%
   MSCI World Index...........   24.93%  19.75%     11.42%       14.94%
----------------------------------------------------------------------------


* Class A shares commenced investment operations on April 8, 1970, Class I shares commenced investment operations on September 8, 1998 and as of the date of the Prospectus, Class C has had no operations.


The Global Fund's Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Global Fund. Shareholder fees are paid directly from your investment. Operating expenses are paid from the Global Fund's assets and are paid by shareholders indirectly.

----------------------------------------------------------------------------
                                                 Class A   Class C   Class I
----------------------------------------------------------------------------
   Shareholder Fees
   Maximum Sales Charge (Load) on Purchases (as
    a percentage of public offering price).....   5.00%     None       None
   Maximum Deferred Sales Charge (Load) as a
    percentage of the lesser of your purchase
    or redemption price........................    None    1.00%       None
   Redemption Fee (as a percentage of the
    lesser of your purchase price or the amount
    redeemed within 60 days of purchase).......   2.00%    2.00%      2.00%

   Annual Operating Expenses
   Management Fees.............................   0.75%    0.75%      0.75%
   Distribution (12b-1) Fees*..................   0.25%    1.00%       None
   Other Expenses..............................   0.32%    0.32%      0.32%
----------------------------------------------------------------------------
   Total Annual Operating Expenses.............   1.32%    2.07%      1.07%
----------------------------------------------------------------------------


* A Rule 12b-1 plan allows the Global Fund to pay distribution fees for the sale and distribution of their shares. Because these fees are paid from the Global Fund's assets on an on-going basis, the distribution expenses you pay over time will increase the cost of your investment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the average annual return is 5% and that operating expenses remain the same. The example does not represent the Global Fund's actual past or future expenses and returns.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------
                                         1 Year   3 Years   5 Years   10 Years
------------------------------------------------------------------------------
   Class A shares......................   $628     $897     $1,187     $2,011
   Class C shares......................   $310     $649     $1,114     $2,400
   Class I shares......................   $109     $340     $  590     $1,306
------------------------------------------------------------------------------


Since only level-load Class C shares have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your level-load Class C shares at the end of the following periods:


------------------------------------------------------------------------------
                                         1 Year   3 Years   5 Years   10 Years
------------------------------------------------------------------------------
   Class C shares......................   $210     $649     $1,114     $2,400
------------------------------------------------------------------------------

                     ABOUT FIRST EAGLE SOGEN OVERSEAS FUND

Objective and Principal Investment Strategy



The investment objective of the Overseas Fund is long-term growth of capital through investments primarily in equities issued by non-U.S. corporations. To achieve its objective, the Overseas Fund will invest primarily in small and medium size companies traded in mature markets (for example, Japan, Germany and France) and may invest in emerging markets (for example, Argentina and Indonesia). The Overseas Fund particularly seeks companies that have growth potential, financial strength and stability, strong management and fundamental value. However, the Overseas Fund may invest in companies that do not have all of these characteristics.



Although no change is anticipated, the Overseas Fund's investment objective can be changed without shareholder approval. Shareholders will be notified a minimum of sixty days in advance of any change in investment objective.


The equity securities in which the fund may invest include common and preferred stocks, warrants or other similar rights, and convertible securities. The Overseas Fund may also invest up to 20% of its total assets in debt securities and there are no restrictions as to the rating of debt securities that the Fund may acquire. Under normal market conditions, the Overseas Fund invests at least 75% of its total assets, taken at market value, in foreign securities. The Overseas Fund may also invest in 'structured securities' in which the value is linked to the price of an underlying instrument, such as a currency, commodity or index.

The Overseas Fund's investment philosophy and strategy can be broadly characterized as a 'value' approach, in that it loosely follows the teachings of Mr. Benjamin Graham, who is known as the founder of the 'value' school of investing. In particular, attention is paid to the ideas of 'intrinsic' value and of 'margin of safety.' A stock is deemed attractive if there is a perceived positive difference between its 'intrinsic value' and the price of the stock in the market since such difference provides the 'margin of safety.'

Principal Risks


Foreign Investments Risks

Foreign securities involve certain inherent risks that are different from those of domestic securities, including political or economic instability of the issuer or the country of issue, changes in foreign currency and exchange rates, and the possibility of adverse changes in investment or exchange control regulations. Currency fluctuations will also affect the net asset value of the Overseas Fund irrespective of the performance of the underlying investments in foreign issuers. Typically, there is less publicly available information about a foreign company and foreign companies may be subject to less stringent reserve, auditing and reporting requirements. Many foreign stock markets are not as large nor as liquid as in the United States; fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges; and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. Foreign governments can also levy confiscatory taxes, expropriate assets and limit repatriations of assets. As a result of these and other factors, foreign securities may be subject to greater price fluctuation than securities of U.S. companies. These risks may be more pronounced with respect to investments in emerging markets.




Market Risk

In general, the Fund's share price moves up and down in reaction to stock market movements. This means that the value of the Fund's shares can fall in value.


Small and Medium Size Companies Risks

The Overseas Fund may invest in smaller companies, which historically have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Overseas Fund considers smaller companies to be companies with market capitalizations of less than $1 billion and medium sized companies to have market capitalizations of less than $2.5 billion.

The Fund's Performance

Many factors affect a fund's performance. The following information provides some indication of the risks of investing in the Overseas Fund by showing changes in its performance from year to year and by showing how its average annual returns over the periods indicated compare to those of a broad measure of market performance. The bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be less. As with all mutual funds, past performance is not an indication of future performance.



                       Calendar Year Total Returns Chart
                   First Eagle SoGen Overseas Fund -- Class A

                              [PERFORMANCE GRAPH]

                          (Numbers are in percentages)

   '94    '95    '96    '97    '98     '99
  7.79   11.79  14.53  3.02   2.53    33.19


For the periods presented in the bar chart above, here is some additional return information.

--------------------------------------------
Best Quarter    15.32%   Second Quarter 1999

Worst Quarter  (13.82)%  Third Quarter 1998
--------------------------------------------

The investment performance for the first quarter of 2000 was 2.49%.

The following table illustrates how the Overseas Fund's average annual returns for different calendar periods compare to the return of the Morgan Stanley Capital International (MSCI) EAFE Index. The MSCI EAFE Index is a widely followed unmanaged group of stocks from 20 international markets. The figures in the table assume that you sold your shares at the end of each period and the figures reflect the effect of the maximum applicable sales charge.

                 Average Annual Total Return Comparisons Table
                            As of December 31, 1999

----------------------------------------------------------------------------
                                                      Since Commencement of
                                   1 Year   5 Years        Operations*
----------------------------------------------------------------------------
   First Eagle SoGen Overseas
    Fund
      Class A shares.............  28.15%   11.63%           11.92%
      Class I shares.............  33.51%     --             27.63%
   MSCI EAFE Index...............  26.96%   12.82%           11.05%
----------------------------------------------------------------------------


* Class A shares commenced investment operations on August 31, 1993, Class I shares commenced investment operations on September 2, 1998 and as of the date of the Prospectus, Class C has had no operations.




The Overseas Fund's Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Overseas Fund. Shareholder fees are paid directly from your investment. Operating expenses are paid from the Overseas Fund's assets and are paid by shareholders indirectly.

----------------------------------------------------------------------------
                                             Class A      Class C   Class I
----------------------------------------------------------------------------
   Shareholder Fees
   Maximum Sales Charge (Load) on Purchases
    (as a percentage of public offering
    price).................................   5.00%         None      None
   Maximum Deferred Sales Charge (Load) as
    a percentage of the lesser of your
    purchase or redemption price...........    None        1.00%      None
   Redemption Fee (as a percentage of the
    lesser of your purchase price or the
    amount redeemed within 60 days of
    purchase)..............................   2.00%        2.00%     2.00%
   Annual Operating Expenses
   Management Fees.........................   0.75%        0.75%     0.75%
   Distribution (12b-1) Fees*..............   0.25%        1.00%      None
   Other Expenses..........................   0.34%        0.34%     0.40%
----------------------------------------------------------------------------
   Total Annual Operating Expenses.........   1.34%        2.09%     1.15%
----------------------------------------------------------------------------


* A Rule 12b-1 plan allows the Overseas Fund to pay distribution fees for the sale and distribution of their shares. Because these fees are paid from the Overseas Fund's assets on an on-going basis, the distribution expenses you pay over time will increase the cost of your investment.

Example

This example is intended to help you compare the cost of investing in the Overseas Fund with the cost of investing in other mutual funds. This hypothetical example assumes that you invest $10,000 in the Overseas Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the average annual return is 5% and that operating expenses remain the same. The example does not represent the Overseas Fund's actual past or future expenses and returns.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------
                                     1 Year   3 Years   5 Years   10 Years
----------------------------------------------------------------------------
   Class A shares..................   $630     $903     $1,197     $2,032
   Class C shares..................   $312     $655     $1,124     $2,421
   Class I shares..................   $117     $365     $  633     $1,398
----------------------------------------------------------------------------


Since only level-load Class C shares have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your level-load Class C shares at the end of the following periods:


----------------------------------------------------------------------------
                                     1 Year   3 Years   5 Years   10 Years
----------------------------------------------------------------------------
   Class C shares..................   $212     $655     $1,124     $2,421
----------------------------------------------------------------------------

                       ABOUT FIRST EAGLE SOGEN GOLD FUND

Objective and Principal Investment Strategy

The investment objective of the Gold Fund is growth of capital. To achieve its objective, the Fund will invest primarily in securities of companies engaged in mining, processing, dealing in or holding gold or other precious metals such as silver, platinum and palladium, both in the United States and in foreign countries.


Under normal circumstances, at least 65% of the value of the Gold Fund's total assets will be invested in securities (which may include both equity and, to a limited extent, debt securities) consisting of issuers principally engaged in gold operations, including securities of gold mining finance companies as well as operating companies with long-, medium- or short-life mines. Because of the Gold Fund's policy of investing primarily in securities of companies engaged in gold mining, processing, dealing in or holding gold and other precious metals, a substantial part of the Gold Fund's assets will generally be invested in securities of companies domiciled or operating in one or more foreign countries. Up to 35% of the Gold Fund's assets may be invested in equity and, to a limited extent, debt securities unrelated to the precious metals industry where the investment adviser believes such securities are consistent with the Gold Fund's investment objective.


Although no change is anticipated, the Gold Fund's investment can be changed without shareholder approval. Shareholders will be notified a minimum of sixty days in advance of any change in investment objective.



The Gold Fund may invest up to 20% of its total assets in debt securities and there are no restrictions as to the rating of debt securities that the Gold Fund may acquire. The Gold Fund may also invest in 'structured securities' in which the value is linked to the price of an underlying instrument, such as a currency, commodity or index.

Principal Risks


The Gold Fund maintains a policy of concentrating its investments in gold and other precious metal-related issues and is therefore susceptible to specific political and economic risks affecting the price of gold and other precious metals including changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of the Gold Fund's investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable.

Foreign Investments

Foreign securities involve certain inherent risks that are different from those of domestic securities, including political or economic instability of the issuer or the country of issue, changes in foreign currency and exchange rates, and the possibility of adverse changes in investment or exchange control regulations. Currency fluctuations will also affect the net asset value of the Gold Fund irrespective of the performance of the underlying investments in foreign issuers. Typically, there is less publicly available information about a foreign company and foreign companies may be subject to less stringent reserve, auditing and reporting requirements. Many foreign stock markets are not as large nor as liquid as in the United States; fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges; and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. Foreign governments can also levy confiscatory taxes, expropriate assets and limit repatriations of assets. As a result of these and other factors, foreign securities may be subject to greater price fluctuation than securities of U.S. companies. These risks may be more pronounced with respect to investments in emerging markets.




Market Risk

In general, the Fund's share price moves up and down in reaction to stock market movements. This means that the value of the Fund's shares can fall in value.


If the investment adviser concludes that a bull market in gold-related securities is not likely to develop or that any price appreciation that occurs is not likely to continue, the investment adviser expects that it may recommend to the Company's Board of Directors that the Company seek the vote of the Gold Fund's shareholders to liquidate the Gold Fund. The decision to recommend liquidation will not, however, affect the right of the Gold Fund's shareholders to redeem their shares or to exchange their shares for shares of the Money Fund, the Global Fund, or the Overseas Fund, in the latter two cases without payment of any additional sales charge.


The Fund's Performance

Many factors affect a fund's performance. The following information provides some indication of the risks of investing in the Gold Fund by showing changes in its performance from year to year and by showing how its average annual returns over the periods indicated compare to those of a broad measure of market performance. The bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be less. As with all mutual funds, past performance is not an indication of future performance.

                       Calendar Year Total Returns Chart
                          First Eagle SoGen Gold Fund

                              [PERFORMANCE GRAPH]

                          (Numbers are in percentages)

   '94      '95      '96     '97       '98       '99
  (0.84)    1.28     0.89   (29.79)   (18.44)   8.09

For the periods presented in the bar chart above, here is some additional return information.

---------------------------------------------
Best Quarter    26.18%   Third Quarter 1999

Worst Quarter  (22.45)%  Fourth Quarter 1997
---------------------------------------------

The investment performance for the first quarter of 2000 was (12.07)%.


The following table illustrates how the Gold Fund's average annual returns for different calendar periods compare to the return of the Financial Times Gold Mines Index and the Morgan Stanley Capital International (MSCI) World Index. The Financial Times Gold Mines Index is an unmanaged index comprised of 32 gold mining companies. The MSCI World Index is a widely followed unmanaged group of stocks from 22 international markets. The figures in the table assume that you sold your shares at the end of each period and the figures reflect the effect of the maximum applicable sales charge.

                 Average Annual Total Return Comparisons Table
                            As of December 31, 1999

----------------------------------------------------------------------------
                                                     Since Commencement of
                                                          Operations
                               1 Year     5 Years      (August 31, 1993)
----------------------------------------------------------------------------
   First Eagle SoGen Gold
    Fund...................     3.99%      (9.46)%          (5.71)%
   Financial Times Gold
    Mines Index............    (0.66)%    (14.01)%         (10.54)%
   MSCI World Index........    24.93%      19.75%           16.15%
----------------------------------------------------------------------------

The Gold Fund's Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Gold Fund. Shareholder fees are paid directly from your investment. Operating expenses are paid from the Gold Fund's assets and are paid by shareholders indirectly.

-----------------------------------------------------------------------
                                                              Gold Fund
-----------------------------------------------------------------------
   Shareholder Fees
   Maximum Sales Charge (Load) on Purchases (as a percentage
    of public offering price)...............................    5.00%
   Maximum Deferred Sales Charge (Load) as a percentage of
    the lesser of your purchase or redemption price.........     None
   Redemption Fee (as a percentage of the lesser of your
    purchase price of the amount redeemed within 60 days of
    purchase)...............................................    2.00%
   Annual Operating Expenses
   Management Fees..........................................    0.75%
   Distribution (12b-1) Fees*...............................    0.25%
   Other Expenses...........................................    1.15%
-----------------------------------------------------------------------
   Total Annual Operating Expenses..........................    2.15%
-----------------------------------------------------------------------


* A Rule 12b-1 plan allows the Gold Fund to pay distribution fees for the sale and distribution of their shares. The maximum level of distribution expenses for the Gold Fund is 0.25% per year of its average net assets. Because these fees are paid from the Gold Fund's assets on an on-going basis, the distribution expenses you pay over time will increase the cost of your investment.

Example

This example is intended to help you compare the cost of investing in the Gold Fund with the cost of investing in other mutual funds. This hypothetical example assumes that you invest $10,000 in the Gold Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the average annual return is 5% and that operating expenses remain the same. The example does not represent the Gold Fund's actual past or future expenses and returns.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-----------------------------------------------------------------------------
                                        1 Year   3 Years   5 Years   10 Years
-----------------------------------------------------------------------------
   Gold Fund..........................   $707    $1,139    $1,597     $2,859
-----------------------------------------------------------------------------

                       ABOUT FIRST EAGLE SOGEN MONEY FUND

Objective and Principal Investment Strategy


The investment objective of the Money Fund is as high a level of current income as is considered consistent with the preservation of capital and liquidity. To achieve its objective, the Money Fund will invest primarily in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, U.S. dollar-denominated high quality foreign debt securities and other money market instruments. The Money Fund seeks to provide a stable net asset value of $1 per share by investing in U.S. dollar-denominated securities with a maturity of 397 days or less that the investment adviser has determined present minimal credit risk. These include bank certificates of deposit, time deposits or banker's acceptances of domestic banks (including their foreign branches) and U.S. and foreign branches of foreign banks having capital surplus and undivided profits in excess of $100 million, high quality commercial paper, obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities, and repurchase agreements involving obligations that are suitable for investment under the categories set forth above. To be considered high quality, a security is generally rated in one of the two highest credit-quality categories for short-term securities by a nationally recognized rating service. If unrated, the security must be determined by the Money Fund's investment adviser to be of quality equivalent to those in the two highest credit quality categories.

Although no change is anticipated, the Money Fund's investment can be changed without shareholder approval. Shareholders will be notified a minimum of sixty days in advance of any change in investment objective.

Principal Risks


Investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Fund.

Interest Rate and Credit Risk

Money market funds like the Money Fund are subject to less interest rate risk than other fixed-income funds because they invest in debt securities of the highest quality with a remaining maturity not greater than 397 days. The dollar weighted average portfolio maturity of the Money Fund will not exceed 90 days. The value of the Money Fund's investments may fall when interest rates rise. In addition, the Money Fund could lose money if the issuer of a debt security goes bankrupt or is unable to meet its financial obligations.

The Fund's Performance

Many factors affect a fund's performance. The following information provides some indication of the risks of investing in the Money Fund by showing changes in its performance from year to year and by showing how its average annual returns over the periods indicated compare to those of a broad measure of market performance.

                       Calendar Year Total Returns Chart
                          First Eagle SoGen Money Fund

                              [PERFORMANCE GRAPH]

                          (Numbers are in percentages)

  '94    '95    '96    '97    '98     '99
  3.44   5.13   4.59   4.92   4.86    4.57


For the periods presented in the bar chart above, here is some additional return information.

-------------------------------------------
Best Quarter   1.30%   Second Quarter 1995

Worst Quarter  0.53%   Fourth Quarter 1993
-------------------------------------------


The investment performance for the first quarter of 2000 was 1.21%.

The following table illustrates the Fund's average annual returns for different calendar periods. To obtain the Fund's current 7-day yield, please call 1-800-334-2143.

                 Average Annual Total Return Comparisons Table
                            As of December 31, 1999

-----------------------------------------------------------------------------
                                                        Since Commencement of
                                                             Operations
                                     1 Year   5 Years     (August 31, 1993)
-----------------------------------------------------------------------------
   First Eagle SoGen Money Fund....  4.57%     4.81%            4.27%
-----------------------------------------------------------------------------

Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not an indication of future performance.

The Fund's Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of First Eagle SoGen Money Fund. Shareholder fees are paid directly from your investment. Operating expenses are paid from First Eagle SoGen Money Fund's assets and are paid by shareholders indirectly.

------------------------------------------------------------------------
                                                              Money Fund
------------------------------------------------------------------------
   Shareholder Fees
   Maximum Sales Charge (Load) on Purchases (as a percentage
    of public offering price)...............................     None
   Maximum Deferred Sales Charge (Load) as a percentage of
    the lesser of your purchase or redemption price.........     None
   Redemption Fee (as a percentage of the lesser of your
    purchase price or the amount redeemed within 60 days of
    purchase)...............................................     None

   Annual Operating Expenses
   Management Fees..........................................    0.40%
   Distribution (12b-1) Fees................................     None
   Other Expenses...........................................    0.35%
------------------------------------------------------------------------
   Total Annual Operating Expense...........................    0.75%*
------------------------------------------------------------------------


* The actual expenses for the fiscal year ended March 31, 2000 was 0.80% but the Investment Adviser voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 0.75% of the Fund's average net assets until October 31, 2000.

Example

This example is intended to help you compare the cost of investing in the Money Fund with the cost of investing in other mutual funds. This hypothetical example assumes that you invest $10,000 in the Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the average annual return is 5% and that operating expenses remain the same. The example does not represent the Money Fund's actual past or future expenses and returns.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------
                                          1 Year   3 Years   5 Years   10 Years
-------------------------------------------------------------------------------
   Money Fund...........................   $77      $240      $417       $930
-------------------------------------------------------------------------------


                   RELATED INVESTMENT STRATEGIES FOR GLOBAL,
                            OVERSEAS AND GOLD FUNDS

The Funds may engage in currency exchange transactions to hedge against losses in the U.S. dollar value of its portfolio securities resulting from possible variations in exchange rates and not for speculation. A currency exchange may be conducted on a spot (i.e., cash) basis or through a forward currency exchange contract ('forward contract'). Although forward contracts may be used to protect the Funds from adverse currency movements, the use of such hedges may reduce or eliminate potential profits from currency fluctuations that are otherwise in the Funds' favor.

The Funds have the flexibility to respond promptly to changes in market and economic conditions. Pursuant to a defensive strategy, the Funds may temporarily hold cash and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. In such a case, the Funds may not be able to pursue, and may not achieve its investment objectives. It is impossible to predict whether, when or for how long the Funds will employ defensive strategies.

                              OUR MANAGEMENT TEAM
                              -------------------

The Adviser

The Adviser of the Company is Arnhold and S. Bleichroeder Advisers, Inc., a wholly owned subsidiary of Arnhold and S. Bleichroeder, Inc. ('ASB'). ASB is the successor firm to two German banking houses -- Gebr. Arnhold founded in Dresden in 1864 and S. Bleichroeder founded in Berlin in 1803. The firm moved to New York City in 1937 and conducts its activities under the current name of Arnhold and S. Bleichroeder, Inc. ASB has used its experience and worldwide contacts to provide asset management, global securities research and trading, and investment banking services to institutional clients throughout the world.

Over the years, the Adviser has always pursued superior investment opportunities for its clients. The goal in managing the Company is to provide investors with quality long-term returns. The Adviser puts its energy into serving investors who desire long-term growth instead of those who desire a quick gain. Essentially, the Adviser believes that the results of its investment style will encourage investors to keep investing with it through the years.

The Adviser's philosophy is quite simple. The Adviser bases its investment decisions on a few basic principles:

     The best way to manage risk is through individual security selection. Investing in fundamentally sound companies should reduce investment risks and should lead to the potential for superior returns.

     Valuation is only half of the story. The Adviser looks for companies that it perceives to be undervalued and that have the potential to grow in the future.


     The Adviser thinks as a business owner. Instead of concentrating on the price to earnings ratio of a company, the Adviser scrutinizes the whole company and examines its cash flow as though the Adviser was actually buying the business.

The Adviser is responsible for the management of each of the Funds' portfolios and constantly reviews their holdings in the light of its own research analyses and those of other relevant sources. In return for its services, the Funds pay the Adviser a fee at the annual rate of the average daily value of its net assets as follows:

Global Fund....................................  1.00%   of the
                                                         first $25
                                                         million and
                                                         0.75% of
                                                         the excess
                                                         over $25
                                                         million
Overseas Fund..................................  0.75%
Gold Fund......................................  0.75%
Money Fund.....................................  0.40%

Jean-Marie Eveillard, Co-President of the Company, and Charles de Vaulx, Senior Vice President of the Company, are primarily responsible for the day-to-day management of the Company's investment portfolios. Mr. Eveillard has acted in such capacity since the inception of each of Overseas Fund, Gold Fund, and Money Fund and, with respect to Global Fund, since prior to 1980. Mr. Eveillard is an officer of ASB and was formerly a Director and President or Executive Vice President of SGAM Corp. since 1990. Mr. de Vaulx is an officer of ASB and has been associated with the Funds since 1987.

Distribution and Shareholder Services Expenses


The shares of each of the Funds are offered, in states and countries in which such offer is lawful, to investors either through selected securities dealers or directly by ASB, the Funds' principal underwriter. Class A shares of Global Fund and Overseas Fund and shares of Gold Fund are subject to a sales charge that is described under 'About Your Investment -- Public Offering Price of Class A.


Global Fund, Overseas Fund and Gold Fund have adopted Distribution Plans and Agreements pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Global Fund, Overseas Fund and Gold Fund pay ASB a monthly distribution related fee at an annual rate of 0.25% of the average daily net asset value attributable to Class A shares and at the annual rate of 1.00% of the average daily net asset value attributable to Class C shares. ASB is obligated to use the amounts received under the Plans for payments to qualifying dealers for their assistance in the distribution of a Fund's shares, the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors. ASB bears distribution expenses to the extent they are not covered by payments under the Plans. Any distribution expenses incurred by ASB in any fiscal year of a Fund that are not reimbursed from payments under the Plans accrued in such fiscal year will not be carried over for payment under the Plans in any subsequent year. Class I shares and shares of Money Fund do not participate in the plans and are not charged with any portion of the payments made under the Plans. Because the fees are paid from Fund assets on an on-going basis, over time these fees will increase the cost of an investment in the Funds and may ultimately cost more than paying other types of sales charges.

                             ABOUT YOUR INVESTMENT
                             ---------------------

Investing well requires a plan. Whether you invest on your own or use the services of a financial professional, you should create a strategy that will best meet your financial goals over the longer term.

How to Purchase Shares

The minimum initial and subsequent investment amounts generally required for each Fund and each class of shares within a Fund are listed in the table below:

--------------------------------------------------------------------------
               Minimum Investments                   Initial    Subsequent
--------------------------------------------------------------------------
   Global Fund Class A............................  $1,000         $100
   Global Fund Class C............................  $1,000         $100
   Global Fund Class I*...........................  $1 million     $100
   Overseas Fund Class A..........................  $1,000         $100
   Overseas Fund Class C..........................  $1,000         $100
   Overseas Fund Class I*.........................  $1 million     $100
   Gold Fund......................................  $1,000         $100
   Money Fund.....................................  $10,000        $100
--------------------------------------------------------------------------

* The current aggregate net asset value of a shareholder's accounts in any of the Funds may qualify for purposes of meeting the initial minimum investment amount for Class I shares. The minimum may be waived for Class I shares for sponsors of 401(k) Plans and wrap fee programs if approved by ASB, the Fund's principal underwriter.

The Automatic Investment Program and Automatic Exchange Program each require a minimum initial investment of $100 per Fund and an account with Money Fund that is opened by an exchange (see 'Exchanging Your Shares') requires a minimum investment of $1,000. 'Starter' checks and third-party checks will not be accepted for purposes of opening a new account. The Funds reserve the right to waive the initial minimum investment amounts, at the discretion of the principal underwriter, for certain investors, including Fund employees and directors and officers of the Adviser. A Fund's shares may be purchased through authorized dealers or through ASB, the Funds' principal underwriter. A completed and signed application is required to open an initial account with the Funds. If there is no application accompanying this Prospectus, please call (800) 334-2143 to obtain one.


The principal underwriter reserves the right to limit the purchase of a Fund's shares when it is in the best interest of the Fund.


The Company and ASB each reserves the right to refuse any order for purchase of shares and to cancel any purchase due to nonpayment. Share purchases are not binding on the Company or ASB until they are confirmed by DST, the Funds' transfer agent, as paid. All payments must be made in U.S. dollars, and all checks must be drawn on U.S. banks. No cash will be accepted. As a condition of this offering, if an investor's purchase is canceled due to nonpayment or because his check or ACH transfer does not clear, the investor will be responsible for any loss a Fund may incur as a result thereof.

How Fund Share Prices Are Calculated

Net asset value for each share class is determined as of the close of trading on the New York Stock Exchange ('NYSE'), normally 4:00 p.m. E.S.T. on each day during which the NYSE is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. Because each Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when those

Funds do not price their shares, those Funds' share value may change on days when shareholders will not be able to purchase or redeem those Funds' shares.

The net asset value per share of Money Fund is expected to remain constant at $1.00 per share. Orders for shares received by the Fund's transfer agent, DST, prior to the close of trading on the NYSE, or orders received by dealers prior to such time and transmitted to ASB prior to the latter's close of business, will be effected based on the net asset value determined as of the close of trading on the NYSE that day. If an order is received by DST or by the dealer after the close of the NYSE it will be priced on the next day that the NYSE is open for trading. Class I shares and shares of the Money Fund are not subject to sales charges.


Purchases Through Dealers


Investors may purchase a Fund's shares through selected securities dealers with whom ASB has sales agreements. A prospective investor may obtain additional New Account Applications from such authorized dealers. For a list of authorized dealers, please contact ASB at (800) 747-2008. Authorized dealers and financial service firms are responsible for promptly transmitting purchase orders to ASB, the Funds' principal underwriter. Certain broker-dealers or financial services firms may purchase shares at net asset value without a sales commission and charge investors a transaction charge or other advisory fee through a wrap fee or other similar program. Class A shares are sold with a front-end sales commission, Class C shares are sold with a level-load and Class I shares are sold principally to institutional investors purchasing in quantities of $1 million or more.


Public Offering Price of Class A

The public offering price at which transactions will be effected will be equal to the net asset value per share plus, in the case of Class A shares of Global Fund, Overseas Fund and Gold Fund, a sales charge. The sales charges applicable to Class A shares currently in effect are as follows:

------------------------------------------------------------------------------------
                             Sales Charge as a percentage of       Dealer Allowance
 Class A Shares Dollars    ------------------------------------   as a percentage of
        Invested           Offering Price   Net Amount Invested     Offering Price
------------------------------------------------------------------------------------
   Less than $25,000.....       5.00%              5.26%                 4.50%
   $25,000 but less than
    $50,000..............       4.50               4.71                  4.25
   $50,000 but less than
    $100,000.............       4.00               4.17                  3.75
   $100,000 but less than
    $250,000.............       3.25               3.36                  3.00
   $250,000 but less than
    $500,000.............       2.50               2.56                  2.25
   $500,000 but less than
    $1,000,000...........       1.50               1.52                  1.25
   $1,000,000 and
    over*................       0.00               0.00                  0.00
------------------------------------------------------------------------------------

Through February 28, 2001, shareholders who owned Class A shares of Global Fund, Overseas Fund and Gold Fund on March 31, 2000 may continue to purchase shares pursuant to the following schedule:


------------------------------------------------------------------------------------
                             Sales Charge as a percentage of       Dealer Allowance
 Class A Shares Dollars    ------------------------------------   as a percentage of
        Invested           Offering Price   Net Amount Invested     Offering Price
------------------------------------------------------------------------------------
   Less than $25,000.....       3.75%              3.90%                 3.35%
   $25,000 but less than
    $50,000..............       3.25               3.36                  2.85
   $50,000 but less than
    $100,000.............       2.75               2.83                  2.35
   $100,000 but less than
    $500,000.............       2.00               2.04                  1.60
   $500,000 but less than
    $1,000,000...........       1.00               1.01                  0.80
   $1,000,000 and
    over*................       0.00               0.00                  0.00
------------------------------------------------------------------------------------


Sales charges applicable to persons residing in countries outside the United States may vary from those listed above.

ASB reallows discounts to selected dealers with whom it has sales agreements and is entitled to retain the balance over dealer discounts. ASB may from time to time reallow the entire sales load, and may provide additional promotional incentives, to dealers selling a Fund's shares. Such additional promotional incentive may include financial assistance in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel and payment for travel expenses for such seminars or training programs. In some instances the entire reallowance or incentives may be offered only to certain dealers which have sold or may sell significant amounts of a Fund's shares. Authorized dealers to whom substantially the entire
                                       26
sales charge is reallowed may be deemed to be underwriters as that term is defined under the Securities Act of 1933.


*Class A Contingent Deferred Sales Charge

There is no initial sales charge on purchases of Class A shares of any one of the First Eagle SoGen Funds aggregating $1 million. The Distributor may pay dealers of record commissions in an amount equal to 1.0% of purchases of $1 million or more on purchases that were not previously subject to a front-end sales charge and dealer commission.

If you redeem any of those shares within 18 months of the end of the calendar month of their purchase a contingent deferred sales charge (called the 'Class A contingent deferred sales charge') may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
(2) the original net asset value of the redeemed shares.

In determining whether a contingent deferred sales charge is payable when shares are redeemed, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains. Then the Fund will redeem other shares in the order in which you purchased them.

The Class A contingent deferred sales charge is not charged on exchanges of shares under the Fund's exchange privilege. However, if the shares acquired by exchange are redeemed within 18 calendar months of the end of the calendar month in which the exchanged shares were originally purchased, then the deferred sales charge will apply.


Reducing the Sales Charge

As shown in the table under public offering price, the size of the total investment in a Fund will affect the sales charge. Described below are several methods to reduce the applicable sales charge. In order to obtain a reduction in the sales charge, an investor must notify, at the time of purchase, his dealer, ASB or DST of the applicability of one of the following:


Aggregation. The investment schedule applies to the total amount being invested by any 'person,' which term includes an individual, his spouse, parents and children; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Internal Revenue
Code) although more than one beneficiary is involved; or any U.S. bank or investment adviser purchasing shares for its investment advisory clients or customers. Any such person purchasing for several accounts at the same time, may combine these investments into a single transaction in order to reduce the applicable sales charge. Individual accounts and corporate/partnership accounts may not be aggregated for purposes of reducing the sales charge.



Rights of Accumulation. A Fund's shares may be purchased at a reduced sales charge by a 'person' (as defined above in 'Aggregation') who is already a shareholder by calculating the amount being invested together with the current net asset value of the shares of any First Eagle SoGen Load Fund already held by such person. If the current net asset value of the qualifying shares already held plus the net asset value of the current purchase exceeds a point in the schedule of sales charges at which the charge is reduced to a lower percentage, the entire current purchase is eligible for the reduced charge. To be entitled to a reduced sales charge pursuant to the Rights of Accumulation, the investor must notify his dealer, ASB or DST at the time of purchase that he wishes to take advantage of such entitlement, and give the numbers of his accounts, and those accounts held in the name of his spouse, parents or children and the specific relationship of each such other person to the investor.

Letter of Intention. A 'person' (as defined above in 'Aggregation') may also qualify for a reduced sales charge by completing the Letter of Intention (the 'Letter') contained in the New Account Application or a form for this purpose which may be obtained by contacting the Funds at (800) 334-2143. This enables the investor to aggregate
                                       28
purchases of shares of any First Eagle SoGen Load Fund during a thirteen-month period for purposes of calculating the applicable sales charge. Applicable shares of any First Eagle SoGen Load Fund currently owned by the investor will be credited as purchases toward the completion of the Letter at the greater of their net asset value on the date the Letter is executed or their cost. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter. For each investment made, the investor must notify his dealer, ASB or DST that a Letter is on file along with all account numbers associated with the Letter.

The Letter is not a binding obligation on the investor. However, 5% of the amount specified in the Letter will be held in escrow, and if the investor's purchases are less than the amount specified, the investor will be requested to remit to the appropriate Fund an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. However, the sales charge applicable to the investment will in no event be higher than if the shareholder had not submitted a Letter. Either the shareholder or the Company may cancel the arrangement at will.

Sales at Net Asset Value. Global Fund Class A shares, Overseas Fund Class A shares and Gold Fund shares may be sold at net asset value (i.e., without a sales charge) (i) to registered representatives or employees of authorized dealers, the spouse, parents or children of such person, or to any trust, pension, profit-sharing or other benefit plan for only such persons, (ii) to banks or trust companies or their affiliates when the bank, trust company or affiliate is authorized to make investment decisions on behalf of a client,
(iii) to investment advisers and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, (iv) to clients of such investment advisers and financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books
                                       29
and records of the broker, agent, investment adviser or financial institution, and (v) to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and 'rabbi trusts.' Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent. Shares of the Funds may also be sold at net asset value to current officers, directors and employees of the Company, ASB Adviser, ASB, employees of certain firms providing services to the Funds (such as the custodian and the shareholder servicing agent), and to the spouse, parents and children of any such person, or to any trust, pension, profit-sharing or other benefit plan for only such persons. A Fund may also issue shares at net asset value in connection with the acquisition of, or merger or consolidation with, another investment company. The sales of shares at net asset value described in this section are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares will not be resold except through redemption. Such notice must be given to ASB or DST at the time of purchase on a form for this purpose as available from the Funds.

Reinstatement Privilege

In addition, an investor is entitled to a one-time per account privilege to reinvest in any First Eagle SoGen Load Fund the proceeds of a full or partial redemption of shares from a First Eagle SoGen Load Fund at the then applicable net asset value without payment of a sales charge. To exercise this privilege the investor must submit to ASB or DST, within 60 calendar days after the redemption, both a written request for reinstatement and a check or bank wire in an amount not exceeding the redemption proceeds. An investor may also transfer an investment in any First Eagle SoGen Load Fund to an IRA or other tax qualified retirement plan account in any First Eagle SoGen Load Fund without payment of a sales charge. Such a transfer involves a redemption of a Fund's shares and a reinvestment of the proceeds and, hence, may involve a taxable transaction for income tax purposes.

Through February 28, 2001, any investor who had redeemed shares of a SoGen Fund since February 1, 1998 may reinvest in Class A shares of the Global Fund, Overseas or Gold Fund at net asset value without a sales charge. The investor or the investor's broker must inform ASB at the time the order for the purchase is placed and must provide a copy of the investor's prior account statement showing the investment or redemption.

ASB may waive the front-end sales charge for investors who purchase Class A shares with the proceeds from a redemption of another 'load' mutual fund of Class A shares of one of the Funds made within 60 days of the purchase. The investor or the investor's broker must inform ASB at the time the order for the purchase is placed and must provide a copy of the investor's prior account statement showing the investment or redemption.

Reinstatement will not prevent recognition of a gain realized on the redemption, but a loss may be disallowed for tax purposes. The amount of gain or loss resulting from the redemption may be affected by exercise of the reinstatement privilege if the shares redeemed were held for 90 days or less, or if a shareholder reinvests in the Funds within 30 days.

Purchasing Level-Load Class C Shares of Global Fund and Overseas Fund


Shares of level-load Class C shares can be purchased at net asset value through an investment professional. The shares carry an annual 1.00% Rule 12b-1 fee. Investors do not have to pay sales charges on Class C shares. However, Investors may pay a contingent deferred sales charge ('CDSC') equal to 1.00% of the original purchase price or the current market value, whichever is lower, on shares sold or redeemed within the first year of purchase. Class C shares are also available through 401(k) plans.



Investors purchasing Class C shares in connection with wrap programs and participant directed retirement plans such as 401(k) plans, will not be subject to a 1.00% CDSC. Distributors of shares of the Funds are normally paid an initial 1.00% fee on the sale of

Class C shares. Distributors of Class C shares that are not subject to a 1.00% CDSC will be paid the distribution fee and the service fee on a quarterly basis.


Bookshare Account Plan

To facilitate the handling of transactions with shareholders, the Funds use a bookshare account plan for shareholder accounts. DST, as the Funds' transfer agent, automatically opens and maintains an account for each of the Funds' shareholders directly registered with a Fund. All interests in shares, full and fractional (rounded to three decimal places), are reflected in a shareholder's book account. After any purchase, a confirmation is mailed to the shareholder indicating the amount of full and fractional shares purchased, the price per share and a statement of his account. Stock certificates will not be issued for the shares of any Fund.



Where to Send Your Application


Shares of a Fund may be purchased through ASB by mailing a check made payable to The First Eagle SoGen Funds along with the completed New Account Application to The First Eagle SoGen Funds, c/o DST, P.O. Box 219324, Kansas City, MO 64121-9258. Shares may also be purchased through ASB by Automated Clearing House ('ACH') transfer or by bank wire. Please call (800) 334-2143 for procedures as to how to establish and administer the ACH purchase option, and please call prior to wiring any funds.


Investors may purchase a Fund's shares through selected securities dealers with whom ASB has sales agreements. A prospective investor may obtain additional New Account Applications from such authorized dealers. For a list of authorized dealers, please call ASB at (800) 747-2008. Authorized dealers and financial service firms may charge the investor a transaction fee in addition to the applicable sales load. Authorized dealers and financial service firms are responsible for promptly transmitting purchase orders to ASB, the Funds' principal underwriter.

Minimum Account Size

Due to the relatively high cost of maintaining smaller accounts, the Company reserves the right to redeem shares in any account if the value of that account drops below $500, except accounts for shareholders currently participating in the Automatic Investment program. The Company also reserves the right to redeem shares in any Class I account if the value of that Class I account drops below $100,000. A shareholder will be allowed at least 60 days to make an additional investment to bring his account value to the stated minimum before the redemption is processed.

Automatic Investment Program

Investors may make regular semi-monthly, monthly or quarterly investments of $100 (or more) in shares of any SoGen Load Fund or Money Fund, automatically from a checking or savings account. Upon written authorization, DST will debit the investor's designated bank account as indicated and use the proceeds to purchase shares of a Fund for the investor's account. Because approval by the investor's bank is required, establishment of an Automatic Investment Program may require at least thirty days. To establish an Automatic Investment Program, indication must be made on the New Account Application or Special Options Form, and a check (minimum $100, if a new account is being established), savings account deposit slip or savings account statement must be forwarded to DST. Shares purchased through Automatic Investment Program payments are subject to the redemption restrictions for recent purchases described in 'Redemption of Shares.' The Company may amend or cease to offer the Automatic Investment Program at any time.


                         ONCE YOU BECOME A SHAREHOLDER
                         -----------------------------


After you have opened an account with us, you can exchange or sell your shares to meet your changing investment goals or other needs.

Exchanging Your Shares

Shareholders or authorized parties are entitled to exchange some or all of their Global Fund Class A shares, Overseas Fund Class A shares, or Gold Fund shares for shares of the Money Fund and shares of other First Eagle SoGen Load Funds. Shareholders are also entitled to exchange some or all of their Class I shares for Class I shares of any other First Eagle SoGen Funds and shares of the Money Fund. Such shares exchanged will be valued at their respective net asset values computed as of the close of trading on the NYSE on the day the exchange is requested. There is no charge for the exchange privilege. Any exchange, however, must meet the applicable minimum investment amount for the Fund into which the exchange is being made. Upon exchanges of shares of the Money Fund for shares of any First Eagle SoGen Load Fund, payment of the applicable sales load must be made, unless a sales load has already been paid on such shares. For additional information concerning exchanges, or to effect exchanges, contact the Funds at (800) 334-2143. The Funds reserve the right to limit or terminate the exchange privilege as to any shareholder who makes exchanges more than four times a year (other than through the Automatic Exchange Program or a similar periodic investment program).


Automatic Exchange Program

Shareholders who wish to automatically exchange shares of one Fund for another on a monthly basis can do so by means of the Automatic Exchange Program. The minimum exchange amount is $100. If the balance in the account the shareholder is exchanging from falls below the designated automatic exchange amount, all remaining shares will be exchanged and the program will be discontinued. All conditions with respect to exchange transactions apply as discussed in 'Exchanging Your Shares' above.

Conversion

Class A shares of Global Fund or Overseas Fund having an aggregate value not less than $1 million may be converted into Class I shares of the same Fund upon the election of the shareholder. Such conversions shall take place at net asset value, shall not result in the realization of income or gain for Federal income tax purposes and shall be tax free to shareholders. For additional information concerning conversions, or to effect a conversion, contact your dealer, financial intermediary or the Funds at (800) 334-2143.

Dividend Direction Plan

Shareholders in a Fund may elect to have income dividends and capital gains distributions on their Fund shares invested without the payment of any sales charge in shares of Money Fund or shares of any SoGen Load Fund in which they have an existing account and maintain a minimum account balance. All dividends and distributions so invested are taxable for U.S. federal income tax purposes as though received in cash. For further information about this privilege, contact DST by telephone at (800) 334-2143.


Redemption of Shares


Shareholders have the right to redeem all or any part of their shares of a Fund for cash at the net asset value next computed after receipt of the redemption request in the proper form. Shareholders may redeem either through authorized dealers, through ASB or by telephone. Shares held in the dealer's 'street name' must be redeemed through the dealer.


Redemption through Dealers

Shareholders who have an account with an authorized dealer may submit a redemption request to such dealer. Authorized dealers are responsible for promptly transmitting redemption requests to ASB. Dealers may impose a charge for handling redemption transactions placed through them and may have particular requirements concerning redemptions. Accordingly, shareholders should contact their authorized dealers for more information.

Redemptions through ASB

Shareholders may redeem their Fund shares through their dealer or from ASB by transmitting written redemption instructions to The First Eagle SoGen Funds, c/o DST, P.O. Box 219324, Kansas City, MO 64121-9258.

Redemption requests must meet all the following requirements to be considered in the proper form:

    1. Written and signed instructions from the registered owner(s) must be received by DST

    2. A letter or a stock power signed by the registered owner(s) must be signature guaranteed by an acceptable guarantor. A guarantee is required for such redemptions to be paid by check greater than $100,000, or where the redemption proceeds are to be sent to an address other than the address of record, to a person other than the registered shareholder(s) for the account or to a bank account number other than the one previously designated by the shareholder. A signature guarantee is not required for any amount redeemed by ACH transfer or bank wire when a pre-designated bank has been identified by the shareholder.

    3. All certificates, if any, to be redeemed must be received by DST in negotiable form.

    4. In the case of shares held of record in the name of a corporation, trust, fiduciary or partnership, evidence of authority to sign and a stock power with signature(s) guaranteed must be received by DST.



Redemption Proceeds

Payment of the redemption price will generally be made within three business days after receipt of the redemption request in proper form. The Funds will not mail redemption proceeds for any shares until checks or ACH transfers received in payment for such shares have cleared, which may take up to fifteen days. Investors who wish to avoid any such delay should purchase shares by bank wire. Redemption proceeds are normally paid in the form of a check. Proceeds can also be sent to a shareholder's bank account by ACH transfer or by bank wire when a pre-designated bank has been identified in the New Account Application or Special Options Form. Proceeds sent by ACH transfer should generally be credited to a shareholder's account on the second business day after the redemption. Proceeds sent by bank wire should be credited on the business day following the redemption; however, a fee of $7.50 will be deducted from such proceeds.


Redemption Fee

Effective August 7, 2000, Class A, Class C and Class I shares will be assessed a 'redemption fee' of 2% of the current net asset value of the shares if sold or exchanged within 60 days of the original investment. This fee is intended to defray transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is currently waived for qualified retirement plans, wrap programs and certain accounts investing through omnibus positions and the Fund reserves the right to impose redemption fees on shares held by such shareholders. This fee may be modified or discontinued at any time. These fees do not represent a deferred sales charge nor a commission paid to ASB. Any fees collected will be retained by the Funds for the benefit of the remaining shareholders.



Telephone Privileges

Unless contrary instructions are elected in the New Account Application or Special Options Form, the account will be entitled to make telephone redemptions, exchanges, conversions and account maintenance requests if the shareholder has a preauthorized form on file with the transfer agent. Neither the Company nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Reasonable procedures will be employed on behalf of each Fund to confirm that the instructions are genuine. Such procedures include, but are not limited to, written confirmation of telephone transactions, tape recording telephone conversations and requiring specific personal information prior to acting upon telephone instructions.

Any owner(s), trustee(s) or other fiduciary entity as indicated in the account registration, investment professional of record and/or other parties that can provide specific personal information will be allowed to initiate any of the above referenced telephone transactions. Personal information may include a combination of the following items: (i) the fund and account number, (ii) the account registration, (iii) the social security or tax identification number on the account, (iv) the address of record, (v) designated bank account information and any other information deemed appropriate to allow access to the account.

Telephone redemption requests received prior to the close of business on the NYSE on any Fund business day will be effected on that day. Such requests received after the close of business on the NYSE will be effected on the following business day. Shareholders may not make a redemption request by telephone if the proceeds are to be wired to a bank account number or mailed to an address other than the one previously designated by the shareholder. There is a $100,000 maximum on telephone redemptions by check. There is no limitation on redemptions by ACH transfer or by bank wire. Certain retirement accounts are not eligible for all the telephone privileges referenced above. Please call (800) 334-2143 with all inquiries pertaining to telephone privileges.

Systematic Withdrawal Plan

A shareholder who owns shares of a Fund with a current net asset value of $10,000 or more may use those shares to establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $50 on or about the 25th day of the month. Dividends and distributions on shares invested under a Systematic Withdrawal Plan may not be taken in cash but must be reinvested, which will be done at net asset value. A Fund's shares will be redeemed as necessary to meet withdrawal payments. Withdrawals in excess of dividends and distributions will reduce and may deplete the invested principal and may result in a gain or loss for tax purposes. Purchases of additional shares made concurrently with withdrawals of shares are undesirable because of sales charges incurred when purchases are made. Accordingly, a shareholder may not maintain a Systematic Withdrawal Plan while simultaneously making regular purchases. New accounts established by check, after the 10th of the month, will not begin distribution until the following month due to the fifteen-day hold on check purchases. The

Company may amend or cease to offer the Systematic Withdrawal Plan at any time.

Retirement Plans

The Company offers a variety of retirement plans such as IRA, Roth-IRA, SEP, SIMPLE IRA and Education IRA and 403(b)(7) plans which allow investors to save for retirement and defer taxes on investment income, if any. The tax benefits of these plans may not be available for all persons. Investors should consult their tax advisers regarding their eligibility.

Retirement plans may purchase Global Fund Class I shares or Overseas Fund Class I shares provided they meet the minimum initial investment amount of $1 million or the plan has or expects to have 100 or more participants and will be domiciled in an omnibus or pooled account within each Fund and will not require a Fund to pay any type of administrative fee or payment per participant account to any third party.

                           INFORMATION ON DIVIDENDS,
                            DISTRIBUTIONS AND TAXES
                            -----------------------

The Money Fund intends to declare a dividend of its net investment income daily and pays such dividends monthly. This Fund intends to distribute net realized capital gains, if any, at least annually.

It is the policy of the Global Fund, Overseas Fund, and Gold Fund to make periodic distributions of net investment income and net realized capital gains, if any. Unless a shareholder otherwise elects, income dividends and capital gains distributions will be reinvested in additional shares of the Funds at net asset value per share calculated as of the payment date. The Funds pay both income dividends and capital gains distributions on a per share basis. As a result, on the ex-dividend date of such payment, the net asset value per share of these Funds will be reduced by the amount of such payment. The net asset value of the Money Fund is expected, however, to remain constant at $1.00 per share.

Each Fund intends to qualify and has elected to be treated as a 'regulated investment company' under Subchapter M of the Internal Revenue Code of 1986, as amended. To qualify, a Fund must meet certain income, diversification and distribution requirements. As a regulated investment company, a Fund generally will not be subject to federal income or excise taxes on income and capital gains distributed to shareholders within applicable time limits, although foreign source income received by a Fund may be subject to foreign withholding taxes.

Shareholders normally will be taxed on the dividend and capital gains distributions they receive from a Fund whether received in additional shares or cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.


Tax issues can be complicated. Exchanges of shares of the Funds are treated as sales and purchases and subject to taxes. Please consult your tax adviser about federal, state, or local tax consequences or with any other tax questions you may have.


By January 31st of each year, we will send you a statement showing the tax status of your dividends and distributions for the prior year.


There may be tax consequences for shareholders who are nonresident aliens or foreign entities. Please see the Statement of Additional Information for more information.

                                  HOW TO REACH
                            FIRST EAGLE SOGEN FUNDS
                            -----------------------

You can send all requests for information or transactions to:

    Regular Mail:
    -------------
    First Eagle SoGen Funds
    P.O. Box 219324
    Kansas City, MO 64121-9258

    or

    Overnight Mail:
    ---------------
    First Eagle SoGen Funds
    c/o DST Systems, Inc.
    330 West 9th Street
    Kansas City, MO 64105-1807

You can contact us by telephone at (800) 334-2143.

                      (This page intentionally left blank)

                              FINANCIAL HIGHLIGHTS
                              --------------------


The Financial Highlights Table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The Company is changing its fiscal year-end to October 31 beginning October 31, 2000. This information has been audited by KPMG LLP, whose report, along with Fund's financial statements are contained in the Company's Annual Report and incorporated in the Statement of Additional Information. The Annual Report and the Statement of Additional Information are available upon request.

                         FIRST EAGLE SOGEN FUNDS, INC.
                              FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------
                                                    Year Ended March 31,
                                                 --------------------------
                                                            2000
                                                 --------------------------
                                                 Class A        Class I
---------------------------------------------------------------------------
First Eagle SoGen Global Fund

SELECTED PER SHARE DATA
Net asset value, beginning of year.............    $22.90         $22.90
                                                   ------         ------
Income from investment operations:
 Net investment income.........................      0.66           0.71
 Net realized and unrealized gains (losses) on
   investments.................................      4.29           4.31
                                                   ------         ------
 Total from investment operations..............      4.95           5.02
                                                   ------         ------
Less distributions:
 Dividends from net investment income..........     (1.07)         (1.12)
 Distributions from capital gains..............     (1.73)         (1.73)
                                                   ------         ------
 Total distributions...........................     (2.80)         (2.85)
                                                   ------         ------
   Net asset value, end of year................    $25.05         $25.07
                                                   ------         ------
                                                   ------         ------
TOTAL RETURN'DD'...............................     22.19%         22.52%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (millions).............    $1,790         $   16
Ratio of operating expenses to average net
 assets'D'.....................................      1.32%          1.07%
Ratio of net investment income to average net
 assets'D'.....................................      2.68%          2.89%
Portfolio turnover rate........................     15.57%         15.57%

---------------------------------------------------------------------------
                                                    Year Ended March 31,
                                                  -------------------------
                                                            2000
                                                  -------------------------
                                                  Class A        Class I
---------------------------------------------------------------------------
First Eagle SoGen Overseas Fund

SELECTED PER SHARE DATA
Net asset value, beginning of year..............    $11.36         $11.37
                                                    ------         ------
Income from investment operations:
 Net investment income..........................      0.28           0.31
 Net realized and unrealized gains (losses) on
   investments..................................      3.59           3.59
                                                    ------         ------
 Total from investment operations...............      3.87           3.90
                                                    ------         ------
Less distributions:
 Dividends from net investment income...........     (0.18)         (0.20)
 Distributions from capital gains...............     (0.64)         (0.64)
                                                    ------         ------
 Total distributions............................     (0.82)         (0.84)
                                                    ------         ------
   Net asset value, end of year.................    $14.41         $14.43
                                                    ------         ------
                                                    ------         ------
TOTAL RETURN'DD'................................     34.46%         34.76%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (millions)..............    $  450         $   27
Ratio of operating expenses to average net
 assets'D'......................................      1.34%          1.15%
Ratio of net investment income to average net
 assets'D'......................................      2.10%          2.14%
Portfolio turnover rate.........................     26.62%         26.62%


          Please see Footnotes to the Financial Highlights on page 48.

     ------------------------------------------------------------
                         Year Ended March 31,
     ------------------------------------------------------------
                   1999                   1998     1997     1996
     ---------------------------------   ------   ------   ------
     Class A        Class I'D'D'
     ------------------------------------------------------------
     $27.42            $24.59            $26.68   $26.09   $23.20
     ------            ------            ------   ------   ------
       0.63              0.30              1.47     1.03     1.06
      (2.73)            (1.47)             2.10     1.39     3.37
     ------            ------            ------   ------   ------
      (2.10)            (1.17)             3.57     2.42     4.43
     ------            ------            ------   ------   ------
      (0.83)              --              (1.36)   (1.09)   (0.81)
      (1.59)            (0.52)            (1.47)   (0.74)   (0.73)
     ------            ------            ------   ------   ------
      (2.42)            (0.52)            (2.83)   (1.83)   (1.54)
     ------            ------            ------   ------   ------
     $22.90            $22.90            $27.42   $26.68   $26.09
     ------            ------            ------   ------   ------
     ------            ------            ------   ------   ------
      (7.95%)           (4.72%)#          14.35%    9.48%   19.57%
     $2,063            $   12            $4,035   $3,908   $3,033
       1.23%             1.01%*            1.18%    1.21%    1.25%
       2.75%             3.04%*            2.80%    3.08%    3.71%
       9.89%             9.89%            20.63%   12.85%    9.64%

     ------------------------------------------------------------
                         Year Ended March 31,
     ------------------------------------------------------------
                   1999                   1998     1997     1996
     ---------------------------------   ------   ------   ------
     Class A        Class I'D'D'
     ------------------------------------------------------------
     $ 13.52           $12.31            $13.84   $13.26   $11.65
     -------           ------            ------   ------   ------
        0.15             0.41              0.88     0.61     0.48
       (0.97)           (1.10)             0.31     0.95     1.74
     -------           ------            ------   ------   ------
       (0.82)           (0.69)             1.19     1.56     2.22
     -------           ------            ------   ------   ------
       (0.57)             --              (0.83)   (0.60)   (0.44)
       (0.77)           (0.25)            (0.68)   (0.38)   (0.17)
     -------           ------            ------   ------   ------
       (1.34)           (0.25)            (1.51)   (0.98)   (0.61)
     -------           ------            ------   ------   ------
     $ 11.36           $11.37            $13.52   $13.84   $13.26
     -------           ------            ------   ------   ------
     -------           ------            ------   ------   ------
       (6.46)%          (5.53)%#          10.00%   12.16%   19.47%
     $   453           $    3            $1,007   $  953   $  647
        1.29%            1.03%*            1.22%    1.27%    1.37%
        2.22%            1.97%*            2.20%    2.28%    3.31%
        9.31%            9.31%            22.13%   15.18%    9.46%


          Please see Footnotes to the Financial Highlights on page 48.

                         FIRST EAGLE SOGEN FUNDS, INC.
                      FINANCIAL HIGHLIGHTS -- (continued)


------------------------------------------------------------------------------
                                             Year Ended March 31,
                             -------------------------------------------------
                              2000      1999       1998       1997       1996
------------------------------------------------------------------------------
First Eagle SoGen Gold Fund

SELECTED PER SHARE DATA
Net asset value, beginning
 of year...................  $ 5.44    $  7.31    $ 10.60    $ 12.25    $11.28
                             ------    -------    -------    -------    ------
Income from investment
 operations:
 Net investment income.....    0.15       0.16       0.13       0.26      0.24
 Net realized and
   unrealized gains
   (losses) on
   investments.............   (0.27)     (1.82)     (3.03)     (1.75)     1.35
                             ------    -------    -------    -------    ------
 Total from investment
   operations..............   (0.12)     (1.66)     (2.90)     (1.49)     1.59
                             ------    -------    -------    -------    ------

Less distributions:
 Dividends from net
   investment income.......   (0.15)     (0.21)     (0.39)     (0.14)    (0.35)
 Distributions from capital
   gains...................    --        --         --         (0.02)    (0.27)
                             ------    -------    -------    -------    ------
 Total distributions.......   (0.15)     (0.21)     (0.39)     (0.16)    (0.62)
                             ------    -------    -------    -------    ------
   Net asset value, end of
    year...................  $ 5.17    $  5.44    $  7.31    $ 10.60    $12.25
                             ------    -------    -------    -------    ------
                             ------    -------    -------    -------    ------

TOTAL RETURN'DD'...........   (2.52%)   (22.77%)   (27.23%)   (12.21%)   14.81%
RATIOS AND SUPPLEMENTAL
 DATA
Net assets, end of year
 (millions)................  $   13    $    18    $    31    $    53    $   63
Ratio of operating expenses
 to average net assets'D'..    2.15%      1.62%      1.55%      1.45%     1.41%
Ratio of net investment
 income to average net
 assets'D'.................    2.25%      2.01%      1.47%      1.20%     1.29%
Portfolio turnover rate....   15.70%     37.73%     11.20%     16.83%    22.40%


          Please see Footnotes to the Financial Highlights on page 48.

                         FIRST EAGLE SOGEN FUNDS, INC.
                      FINANCIAL HIGHLIGHTS -- (continued)


-----------------------------------------------------------------------------------------------------------------
                                                                    Year Ended March 31,
                                           ----------------------------------------------------------------------
                                            2000            1999            1998            1997            1996
-----------------------------------------------------------------------------------------------------------------

First Eagle SoGen Money Fund

SELECTED PER SHARE DATA
 Net asset value, beginning of
   year..........................          $ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                           ------          ------          ------          ------          ------
Income from investment
 operations:
 Net investment income...........            0.05            0.05            0.05            0.05            0.05
 Net realized and unrealized
   gains on investments..........            --              --              --              --              --
                                           ------          ------          ------          ------          ------
 Total from investment
   operations....................            0.05            0.05            0.05            0.05            0.05
                                           ------          ------          ------          ------          ------

Less distributions:
 Dividends from net investment
   income........................           (0.05)          (0.05)          (0.05)          (0.05)          (0.05)
 Distributions from capital
   gains.........................            --              --              --              --              --
                                           ------          ------          ------          ------          ------
 Total distributions.............           (0.05)          (0.05)          (0.05)          (0.05)          (0.05)
                                           ------          ------          ------          ------          ------
   Net asset value, end of
    year.........................          $ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                           ------          ------          ------          ------          ------
                                           ------          ------          ------          ------          ------

TOTAL RETURN.....................            4.74%           4.73%           4.97%           4.61%           5.03%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year
 (millions)......................          $   31          $   45          $   19          $   13          $    8
Ratio of operating expenses to
 average net assets'D'...........            0.75%           0.69%           0.75%           0.75%           0.75%
Ratio of net investment income to
 average net assets'D'...........            4.64%           4.60%           4.92%           4.63%           4.98%

---------

          Please see Footnotes to the Financial Highlights on page 48.

                         FIRST EAGLE SOGEN FUNDS, INC.
                     FOOTNOTES TO THE FINANCIAL HIGHLIGHTS


'D'D' July 31, 1998 inception date for Class I shares.

 *  Annualized

 #  Not annualized.

 'DD' Does not give effect to the deduction of the sales load.

 'D' The ratio of operating expenses to average net assets without the effect of earnings credits and in the case of First Eagle SoGen Money Fund, without the effect of earnings credits, investment advisory fee waiver and expense reimbursement are as follows:

------------------------------------------------------------------------------------------------
                                                    Year Ended March 31,
                             -------------------------------------------------------------------
                                   2000                1999
                             -----------------   -----------------
                             Class A   Class I   Class A   Class I   1998      1997      1996
------------------------------------------------------------------------------------------------
First Eagle SoGen Global
 Fund......................   1.32%     1.07%     1.24%     1.63%     1.19%     1.21%     1.25%
First Eagle SoGen Overseas
 Fund......................   1.34%     1.15%     1.29%     1.21%     1.22%     1.27%     1.38%
First Eagle SoGen Gold
 Fund......................   2.16%     N/A       1.64%     N/A       1.56%     1.46%     1.43%
First Eagle SoGen Money
 Fund......................   0.80%     N/A       0.69%     N/A       1.01%     1.14%     0.97%

The ratio of net investment income to average net assets without the effect of earnings credits, and in the case of First Eagle SoGen Money Fund, without the effect of earnings credits, investment advisory fee waiver and expense reimbursement are as follows:

----------------------------------------------------------------------------------------------
                                                  Year Ended March 31,
                           -------------------------------------------------------------------
                                 2000                1999
                           -----------------   -----------------
                           Class A   Class I   Class A   Class I   1998      1997      1996
----------------------------------------------------------------------------------------------
First Eagle SoGen Global
 Fund....................   2.66%     2.87%     2.74%     2.42%     2.80%     3.08%     3.71%
First Eagle SoGen
 Overseas Fund...........   2.10%     2.14%     2.22%     1.79%     2.20%     2.27%     3.30%
First Eagle SoGen Gold
 Fund....................   2.24%     N/A       1.99%     N/A       1.46%     1.19%     1.26%
First Eagle SoGen Money
 Fund....................   4.59%     N/A       4.60%     N/A       4.66%     4.26%     4.76%

                         USEFUL SHAREHOLDER INFORMATION

     HOW TO OBTAIN OUR SHAREHOLDER REPORTS
     We will send you copies of our Annual and Semi-annual Reports on a regular basis once you become a shareholder. The Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. It also contains audited financial statements by the Funds' independent accountants.

     HOW TO OBTAIN OUR STATEMENT OF ADDITIONAL INFORMATION
     The Statement of Additional Information (SAI), which is incorporated by reference in this prospectus, is available to you without charge from us. You may visit the SEC's Internet Website (http://www.sec.gov) to view the SAI and other information. Also, you can obtain copies of the SAI by sending your request and fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009 or by e-mail to publicinfo@sec.gov. You may also review and copy information about the Funds, including the SAI, at the SEC's Public Reference Room in Washington, D.C. To find out more about the public reference room, call the SEC at 202-942-8090.

     HOW TO REACH FIRST EAGLE SOGEN FUNDS
     You can send all request for information or transactions to:
     First Eagle SoGen Funds
     P.O. Box 219324
     Kansas City, MO 64121-9258
     You can contact us by telephone at (800) 334-2143.

     You can also reach us for any reason by visiting our website at: http://www.firsteaglesogen.com

     Distributor
     Arnhold and S. Bleichroeder, Inc.
     1345 Avenue of the Americas
     New York, NY 10105

     Investment Adviser
     Arnhold and S. Bleichroeder, Inc.
     1345 Avenue of the Americas
     New York, NY 10105

     Investment Company Act File Number: 811-7762

                      STATEMENT OF ADDITIONAL INFORMATION

                         FIRST EAGLE SOGEN GLOBAL FUND
                        FIRST EAGLE SOGEN OVERSEAS FUND
                          FIRST EAGLE SOGEN GOLD FUND
                          FIRST EAGLE SOGEN MONEY FUND

                              -------------------

                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                                 (212) 698-3000

                              -------------------

                   ARNHOLD AND S. BLEICHROEDER ADVISERS, INC.
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                               INVESTMENT ADVISER

                       ARNHOLD AND S. BLEICHROEDER, INC.
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                                  DISTRIBUTOR

                              -------------------


    This Statement of Additional Information provides information about First Eagle SoGen Global Fund, First Eagle SoGen Overseas Fund, First Eagle SoGen Gold Fund and First Eagle SoGen Money Fund, four separate portfolios of First Eagle SoGen Funds, Inc. (the 'Company'), an open-end management investment company, in addition to the information contained in the Prospectus of the Company dated June 5, 2000. This Statement of Additional Information is not a prospectus. It relates to and should be read in conjunction with the Prospectus of the Company, a copy of which can be obtained by writing or by calling the Company at
(800) 334-2143.

                              -------------------

                                  June 5, 2000

                               TABLE OF CONTENTS


                                                              STATEMENT OF   CROSS-REFERENCED
                                                               ADDITIONAL     TO CAPTIONS IN
                                                              INFORMATION     THE PROSPECTUS

                                                                  PAGE             PAGE
                                                              ------------   ----------------
Organization of the Funds...................................        1               --
Investment Objectives, Policies and Restrictions............        2                2
Management of the Company...................................       12               21
Investment Advisory and Other Services......................       15               21
Distributor of the Funds' Shares............................       17               22
Computation of Net Asset Value..............................       17               24
How to Purchase Shares......................................       18               23
Tax Status..................................................       18               39
Portfolio Transactions and Brokerage........................       22               --
Custody of Portfolio........................................       23               --
Independent Auditors........................................       24               --
Financial Statements........................................       24               43
Appendix....................................................      A-1               --

                           ORGANIZATION OF THE FUNDS

    First Eagle SoGen Global Fund, First Eagle SoGen Overseas Fund, First Eagle SoGen Gold Fund and First Eagle SoGen Money Fund, (each individually referred to as a 'Fund', collectively, the 'Funds' or, alternatively, the 'Global Fund,' the 'Overseas Fund,' the 'Gold Fund,' and the 'Money Fund,' respectively) are four separate portfolios of First Eagle SoGen Funds, Inc. (the 'Company'), an open-end investment management company incorporated under the laws of Maryland in May 1993. The Board of Directors of the Company approved changing the name of the company from 'SoGen Funds, Inc.' to 'First Eagle SoGen Funds, Inc.' effective December 31, 1999. Each Fund is a separate, diversified portfolio of assets and has a different investment objective which it pursues through separate investment policies, as described below. The Company's investment adviser is Arnhold and S. Bleichroeder Advisers, Inc. ('ASB Advisers' or the 'Adviser'), a registered investment adviser. The Company's principal underwriter is Arnhold and S. Bleichroeder, Inc. ('ASB'), a registered broker-dealer located in New York.

    Pursuant to the laws of Maryland, the Company's jurisdiction of incorporation, the Board of Directors of the Company has adopted By-Laws of the Company that do not require annual meetings of the Funds' shareholders. The absence of a requirement that the Company hold annual meetings of the Funds' shareholders reduces its expenses. Meetings of shareholders will continue to be held when required by the Investment Company Act of 1940 or Maryland law or when called by the Chairman of the Board of Directors, the President or shareholders owning 10% of a Fund's outstanding shares. The cost of any such notice and meeting will be borne by each Fund.

    Under the provisions of the Investment Company Act of 1940, a vacancy in the office of Director of the Company may be filled between meetings of the shareholders of the Company by vote of the Directors then in office if, immediately after filling such vacancy, at least two-thirds of the Directors then holding office have been elected to the office of Director by the shareholders of the Funds. In the event that at any time less than a majority of the Directors of the Company holding office at that time were elected by the shareholders of the Funds, the Board of Directors or the Chairman of the Board shall, within sixty days, cause a meeting of shareholders to be held for the purpose of electing directors to fill any vacancies in the Board of Directors.

    The staff of the Securities and Exchange Commission has advised the Funds that it interprets Section 16(c) of the Investment Company Act of 1940, which provides a means for dissident shareholders of common-law trusts to communicate with other shareholders of such trusts and to vote upon the removal of trustees upon the request in writing by the record holders of not less than 10 percent of the outstanding shares of the trust, to apply to investment companies, such as the Company, that are incorporated under Maryland law.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives of the Funds

    GLOBAL FUND. The Global Fund's investment objective is to provide long-term growth of capital through investments in a range of asset classes from markets in the United States and around the world. In seeking to achieve this objective, the Fund will normally invest its assets primarily in common stocks (and in securities convertible into common stocks) of United States and foreign companies. However, the Fund reserves the right to invest a portion of its assets in fixed-income securities of domestic or foreign issuers which, in addition to the income they may provide, appear to offer potential for long-term growth of capital. When deemed appropriate by the Fund's investment adviser for short-term investment or defensive purposes, the Fund may hold up to 100% of its assets in short-term debt instruments including commercial paper and certificates of deposits.


    Investors should refer to the Fund's Prospectus for further discussion of the Fund's investment objective and policy. There can be no assurance that the Fund's stated objective will be realized.

    OVERSEAS FUND. The Overseas Fund seeks long-term growth of capital through investments primarily in equities issued by non-U.S. corporations. In seeking to achieve this objective, the Overseas Fund will invest primarily in small and medium size companies traded in mature markets and may invest in emerging markets. The Fund uses the techniques and invests in the types of securities described below and in the Prospectus.

    GOLD FUND. The Gold Fund seeks growth of capital by investing primarily in securities of companies engaged in mining, processing, dealing in or holding gold or other precious metals such as silver, platinum and palladium, both in the United States and in foreign countries. Gold-related investments have provided protection against loss of purchasing power during periods of extensive price inflation and/or following periods of extensive credit expansion. Under normal circumstances, at least 65% of the value of the Fund's total assets will be invested in securities (which may include both equity and, to a limited extent, debt securities) consisting of issuers engaged in gold operations, including securities of gold mining finance companies as well as operating companies with long, medium or short-life mines.

    MONEY FUND. The Money Fund seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity. The Fund pursues its objective by investing exclusively in U.S. dollar-denominated money market instruments which mature in 397 days or less.

Investment Policies, Techniques and Risks

Global Fund, Overseas Fund and Gold Fund

    Commodity Linked Securities. The Global Fund may invest up to 5% of its assets in structured notes and/or preferred stock, the value of which is linked to the price of a referenced commodity. Structured notes and/or preferred stock differ from other types of securities in which the Fund may invest in several respects. For example, not only the coupon but also the redemption amount at maturity may be increased or decreased depending on the change in the price of the referenced commodity.

    Structured Securities. The Overseas Fund may invest in structured notes and/or preferred stock, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators, and the Gold Fund may invest in structured notes and/or preferred stock, the value of which is linked to the price of gold or other precious metals. Structured securities differ from other types of securities in which the Funds may invest in several respects. For example, the coupon dividend and/or redemption amount at maturity may be increased or decreased depending on changes in the value of the underlying instrument.

    Investment in structured securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable on maturity. Finally, structured securities may be more volatile than the price of the underlying instrument.

Gold Fund

    Fluctuations in the price of Gold (Gold Fund). The price of gold has been subject to substantial upward and downward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances or trade or currency restrictions between countries and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing or dealing in gold, and accordingly, the value of the Fund's investments in such securities also may be affected.

Money Fund

    Eurodollar Certificates. To the extent that the Money Fund purchases Eurodollar certificates of deposit, consideration will be given to their marketability and possible restrictions on international currency transactions and to regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks and associated income may be subject to the imposition of foreign taxes.

    Repurchase Agreements. The Money Fund may invest in repurchase agreements, which are instruments under which the Money Fund acquires ownership of a security from a broker/dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Money Fund's holding period. Maturity of the securities subject to repurchase may exceed 397 days. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Money Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The Money Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Money Fund's investment adviser to be creditworthy.

    Restricted Securities. The Money Fund may invest in commercial paper issued in reliance on the so-called 'private placement' exemption from registration afforded by Section 4(2) of the Securities Act of 1933, and resold to qualified institutional buyers under Securities Act Rule 144A ('Section 4(2) paper').
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Money Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) paper normally is resold to other institutional investors, like the Money Fund, through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The investment adviser will carefully monitor the Money Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. Investment in Section 4(2) paper could have the effect of reducing the Money Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these restricted securities.

    Variable Rate Securities. The Money Fund may invest in instruments having rates of interest that are adjusted periodically or which 'float' continuously according to formulae intended to minimize fluctuation in the values of the instruments ('Variable Rate Securities'). The interest rates of Variable Rate Securities ordinarily are determined by reference to, or are a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rates on Variable Rate Securities reduce the fluctuations in the market values of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Securities ('Variable Rate Demand Securities') have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. The Money Fund will determine the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules which allow the Money Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument. Under such rules, the maturity date of Variable Rate Demand Securities may be considered to be the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Investment Policies Applicable to More than One Fund

Policies Applicable to all Funds

    Foreign Securities. Each Fund may (and the Global Fund and the Overseas Fund will) invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. The Funds may invest in securities of foreign issuers directly or in the form of American Depository Receipts (ADRs), Global Depository Receipts (GDRs), European Depository Receipts (EDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global offerings where two securities are issued simultaneously in two markets, usually publicly in non-U.S. markets and privately in the U.S. market. Generally ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets. GDR's are designed for use in the U.S. and European securities markets. Each of the Funds (except the Money
Fund) may invest in both 'sponsored' and 'unsponsored' ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADRs. No Fund expects to invest more than 5% of its total assets in unsponsored ADRs.

    With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the investment performance of a Fund is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under 'Currency Exchange Transactions.')

    Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in the rates of exchange between the U.S. dollar and foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

    Although the Funds seek to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

    Since the Money Fund will invest only in U.S. dollar-denominated securities, the return on its shares will not be subject to the risk of adverse changes in the exchange rates between the U.S. dollar and foreign currencies. In addition, the Money Fund does not intend to invest in the securities markets of emerging countries.

    The cost of investing in foreign securities is higher than the cost of investing in U.S. securities. Investing in each Fund is an efficient way for an individual to participate in foreign markets, but its expenses, including advisory and custody fees, are higher than the expenses of a typical mutual fund that invests in domestic equities.

    Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets (10% in the case of the Money Fund and the Global Fund) in illiquid securities, including certain securities that are subject to legal or contractual restrictions on resale ('restricted securities').

    Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the '1933 Act'). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.

    Notwithstanding the above, a Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Directors of the Company, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund's restriction on investing in illiquid securities. A determination as to whether a Rule 144A security is liquid or not is a factual issue requiring an evaluation of a number of factors. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than the maximum percentage of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

    Bank Obligations. Each Fund may invest in bank obligations, which may include bank certificates of deposit, time deposits or bankers' acceptances. Certificates of deposit and time deposits are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are 'accepted' by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in these instruments are limited to obligations of domestic banks (including their foreign branches) and U.S. and foreign branches of foreign banks having capital surplus and undivided profits in excess of $100 million.

Policies Applicable to the Global Fund, the Overseas Fund and the Gold Fund

    Currency Exchange Transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ('Forward Contract'). A Forward Contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward Contracts are usually entered into with banks and broker/dealers, are not exchange traded and are usually for less than one year, but may be renewed.

    Currency exchange transactions may involve currencies of the different countries in which the Global Fund, the Overseas Fund and Gold Fund may invest, and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. A Fund's currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a Forward Contract with respect to specific payables or receivables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a Forward Contract with respect to a portfolio security position denominated or quoted in a particular currency. A Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency.


    At the maturity of a Forward Contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

    It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a Forward Contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

    If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in Forward Contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new Forward Contract to sell the currency. Should forward prices decline during the period between the date a Fund enters into a Forward Contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

    Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

    Lower-Rated Debt Securities. Each of the Global Fund, the Overseas Fund and the Gold Fund may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ('S&P') or Ba or lower by Moody's Investors Service, Inc. ('Moody's'), commonly called 'junk bonds') and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund's assets that may be invested in debt securities in a particular rating category, except that the Overseas Fund and the Gold Fund will not invest more than 20% of its assets in securities rated below investment grade or unrated securities considered by the investment adviser to be of comparable credit quality.

    Securities rated BBB by S&P or Baa by Moody's (the lowest investment grade ratings) are considered to be of medium grade and to have speculative characteristics. Debt securities rated below investment grade are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Although lower-rated debt and comparable unrated debt securities may offer higher yields than do higher rated securities, they generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which lower-rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See 'Computation of Net Asset Value.' Analyses of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher rated securities.

    Lower-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-rated debt securities' prices because the advent of a recession could lessen the ability of a highly-leveraged company to make principal and interest payments on its debt securities. If the issuer of lower-rated debt securities defaults, a Fund may incur additional expenses seeking recovery.

    A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.

Policies Applicable to the Overseas Fund, the Gold Fund and the Money Fund:

    When-Issued or Delayed-Delivery Securities. Each Fund may purchase securities on a 'when-issued' or 'delayed delivery' basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the investment adviser deems it advisable for investment reasons.

    At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation.

    Securities purchased on a when-issued or delayed delivery basis are recorded as assets on the day following the purchase and are marked-to-market daily. A Fund will not invest more than 25% of its assets in when-issued or delayed delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Funds reserve the right to sell acquired when-issued or delayed delivery securities before their settlement dates if deemed advisable.

Policies Applicable to the Global Fund and the Overseas Fund:

    Investment in Other Investment Companies. Certain markets are closed in whole or in part to equity investments by foreigners. The Global Fund and the Overseas Fund may be able to invest in such markets solely or primarily through governmentally-authorized investment companies. Each Fund generally may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. These restrictions do not apply to certain investment companies known as private investment companies and 'qualified purchaser' investment companies.

    Investment in another investment company may involve the payment of a premium above the value of the issuer's portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Funds do not intend to invest in such an investment company unless, in the judgment of the Funds' investment adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Funds would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Funds would continue to pay their own management fees and other expenses.

Change of Objective.

    The investment objectives of the Overseas Fund, the Gold Fund and the Money Fund are not fundamental policies of the Funds and, accordingly, may be changed by the Board of Directors without shareholder approval. Shareholders will be notified a minimum of sixty days in advance of any change in investment objective.

    The investment objective of the Global Fund, on the other hand, is a fundamental policy of the Fund and may not be changed without shareholder approval.

Investment Restrictions.

    In pursuing its investment objective, each Fund (except as otherwise noted) will not:

     1. With respect to 75% of the value of a Fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of any one issuer, except securities issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities, or acquire securities of any one issuer which, at the time of investment, represent more than 10% of the voting securities of the issuer;

     2. Borrow money except unsecured borrowings from banks as a temporary measure in exceptional circumstances, and such borrowings may not exceed 10% of a Fund's net assets at the time of the borrowing. A Fund will not purchase securities while borrowings exceed 5% of its total assets;

     3. (Overseas Fund, Gold Fund and Money Fund) -- Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry other than U.S. Government Securities (except that the Gold Fund will, as a matter of fundamental policy, concentrate its investments in the precious metals industry and the Money Fund may concentrate its investments in U.S. bank obligations);

     4. (Global Fund) -- Purchase the securities of any issuer if such purchase would cause more than 25% of the value of its total assets to be invested in securities of any one issuer or industry, with the exception of the securities of the United States government and its corporate instrumentalities and, under the circumstances described below, certificates of deposit and other short-term bank instruments. In fact, the Fund intends to diversify its investments among various issuers and industries and will not purchase certificates of deposit or other short-term bank instruments except to the extent deemed appropriate for the short-term investment of cash or a temporary defensive measure. The Fund will limit its purchases of certificates of deposit and other short-term bank instruments to those issued by United States banks and savings and loan associations, including foreign branches of such banks, and United States branches or agencies of foreign banks, which have total assets (as of the date of their most recently published financial statements) of at least $1 billion.

     5. (Global Fund) -- Purchase or sell its portfolio securities from or to any of its officers, directors or employees, its investment adviser or its principal underwriter, except to the extent that such purchase or sale may be permitted by an order, rule or regulation of the Securities and Exchange Commission.

     6. Make loans, but this restriction shall not prevent a Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions or (b) lending portfolio securities, provided that a Fund may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);*

     7. (Overseas Fund, Gold Fund and Money Fund) -- Underwrite the distribution of securities of other issuers; however, a Fund may acquire 'restricted' securities which, in the event of a resale, might be required to be registered under the 1933 Act on the grounds that the Fund could be regarded as an underwriter as defined by the 1933 Act with respect to such resale;

     8. (Global Fund) -- Engage in the underwriting of securities of other issuers, except to the extent it may be deemed to be an underwriter in selling portfolio securities as part of an offering registered under the 1933 Act.

     9. (Overseas Fund, Gold Fund and Money Fund) -- Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

    10. (Global Fund) -- Purchase or sell real estate or interests therein, commodities or commodity contracts. The Fund may, however, invest in real estate investment trusts and companies holding real estate and may sell commodities received by it as distributions on portfolio investments. (To the extent the Fund's portfolio includes a commodity distributed to it, the Fund will be subject to the risk of change in the value of such commodity.)

    11. (Overseas Fund, Gold Fund and Money Fund) -- Make margin purchases of securities, except for the use of such short term credits as are needed for clearance of transactions; and

    12. Sell securities short or maintain a short position, except, in the case of the Overseas Fund, the Gold Fund and the Money Fund, short sales against-the-box.

    Restrictions 1 through 12 above (except the portions in parentheses) are 'fundamental,' which means that they cannot be changed without the vote of a majority of the outstanding voting securities of a Fund (defined by the Investment Company Act of 1940, as amended ('1940 Act'), as the lesser of
(i) 67% of a Fund's shares present at a

---------
* The Funds have no present intention of lending their portfolio securities.

meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of a Fund's outstanding shares). In addition, each Fund is subject to a number of restrictions that may be changed by the Board of Directors without shareholder approval. Under those non-fundamental restrictions, a Fund will not:

    a. Invest in companies for the purpose of management or the exercise of control;

    b.  (Global Fund)  -- Purchase Securities on margin;

    c. (Overseas Fund, Gold Fund and Money Fund) -- Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

    d. (Global Fund) -- Purchase interests in oil, gas or other mineral exploration programs or leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

    e. (Overseas Fund, Gold Fund and Money Fund) -- Invest more than 10% of its net assets (valued at time of investment) in warrants, valued at the lower of cost or market; provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

    f. (Global Fund) -- Purchase warrants which are not offered in units or attached to other portfolio securities if, immediately after such purchase, more than 5% of the Fund's net assets would be invested in such unattached warrants, valued at the lower of cost or market. The Fund will not purchase unattached warrants not listed on the New York or American Stock Exchange if, immediately after such purchase, more than 2% of the Fund's net assets would be invested in such unattached, unlisted warrants.

    g. (Overseas Fund, Gold Fund and Money Fund) -- Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales;

    h. (Overseas Fund, Gold Fund and Money Fund) -- Purchase or sell commodities or commodity contracts, except that it may enter into forward contracts and may sell commodities received by it as distributions on portfolio investments; and

    i. Purchase or sell put and call options on securities or on futures contracts.

    j. (Global Fund) -- Purchase illiquid securities or securities the proceeds from the sale of which could not readily be repatriated to the United States if, immediately after such purchase, more than 10% of the value of its net assets would be invested in such securities.

    In addition, under normal circumstances the Global Fund will invest in at least three foreign countries.

    Among the types of fixed income securities in which the Global Fund may invest from time to time are United States government obligations. United States government obligations include Treasury Notes, Bonds and Bills which are direct obligations of the United States government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the United States government, which may be (i) guaranteed by the United States Treasury, such as the securities of the Government National Mortgage Association, or (ii) supported by the issuer's right to borrower from the Treasury and backed by the credit of the federal agency or instrumentality itself, such as securities of the Federal Intermediate Land Banks, Federal Land Banks, Bank of Cooperatives, Federal Home Loan Banks, Tennessee Valley Authority and Farmers Home Administration.

    The Money Fund will only purchase securities that present minimal credit risks and which are First Tier or Second Tier Securities (otherwise referred to as 'Eligible Securities'). An Eligible Security is:

        (1) a security with a remaining maturity of 397 days or less: (a) that is rated by the requisite nationally recognized statistical rating organizations designated by the Securities and Exchange Commission (currently Moody's, S&P, Duff and Phelps, Inc., Fitch Investors Services, Inc., Thompson Bankwatch, and, with respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker/dealers and broker/ dealers' parent companies, and bank-supported debt, IBCA Limited and its affiliate, IBCA, Inc. -- collectively, the 'NRSROs') in one of the two highest rating categories for short-term debt obligations (the requisite NRSROs being any two or, if only rated by one, that one NRSRO), or (b) that itself was unrated by any NRSRO, but was issued by an issuer that has outstanding a class of short-term debt obligations (or any security within that class) meeting the requirements of subparagraph 1(a) above that is of comparable priority and security;

        (2) a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less and: (a) whose issuer received a rating in one of the two highest rating categories for short-term debt obligations from the requisite NRSROs (the requisite NRSROs being any two or, if only rated by one, that one NRSRO) with respect to a class of short-term debt obligations (or any security within that class) that is currently comparable in priority and security with the subject security or
    (b) which has long-term ratings from the requisite NRSROs (the requisite NRSROs being any two or, if only rated by one, that one NRSRO) which are in one of the two highest categories; or

        (3) a security not rated by an NRSRO but deemed by the investment adviser pursuant to guidelines adopted by the Board of Directors, to be of comparable quality to securities described in (1) and (2) and to present minimal credit risks.

    A First Tier Security is any Eligible Security which qualifies as such because it carries (or other relevant securities issued by its issuer carry) top NRSRO ratings (a single top rating is sufficient if only one NRSRO rates the security) or has been determined, pursuant to guidelines adopted by the Board of Directors, to be of comparable quality to such a security. A Second Tier Security is any other Eligible Security.

    The Money Fund will limit its investments in the First Tier Securities of any one issuer to no more than five percent of its assets. (Repurchase agreements collateralized by non-Government securities will be taken into account when making this calculation.) Moreover, the Money Fund's total holdings of Second Tier Securities will not exceed 5% of its assets, with investment in the Second Tier Securities of any one issuer being limited to the greater of 1% of the Fund's assets or $1 million. In addition, the underlying securities involved in repurchase agreements collateralized by non-Government securities will be First Tier Securities at the time the repurchase agreements are executed.

    Notwithstanding the foregoing investment restrictions, the Overseas Fund and the Gold Fund may purchase securities pursuant to the exercise of subscription rights, provided that such purchase will not result a Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund's portfolio securities with the result that a Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

    Total Return. From time to time the Global Fund, the Overseas Fund and the Gold Fund advertise their average annual total return. During the one year period ended March 31, 2000, average annual rates of return were 17.62%, 29.45% and (6.14)%, for the Global Fund Class A shares, the Overseas Fund Class A shares and the Gold Fund, respectively. Quotations of average annual returns for each Fund will be expressed in terms of the average annual compounded rates of return of a hypothetical investment in each Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P(1+T)(n)=ERV (where P = a hypothetical initial payment of $1000, T = the average annual return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1000 payment made at the beginning of the period). This calculation assumes deduction of a proportional share of Fund expenses on an annual basis and deduction of the maximum sales charge of 3.75% on the amount initially invested, and assumes reinvestment of all income dividends and capital gains distributions during the period.


    Under the same assumptions utilized in the preceding calculation, an investment in the Global Fund Class A shares over the ten year period from March 31, 1991 to March 31, 2000 would have increased at an average annual compounded rate of return of 10.54%, an investment in the Overseas Fund Class A shares over the five year period from March 31, 1995 to March 31, 2000 would have increased at an average annual compounded rate of return of 12.29%, and an investment in the Gold Fund shares over the five year period from March 31, 1995 to March 31, 2000 would have decreased at an average annual compounded rate of 11.88%.

    Current Yield and Effective Yield. From time to time the Money Fund may advertise its current yield and effective yield. Current yield will be based on income per share received by a hypothetical investment over a given 7-day period (less expenses accrued during the period) and then 'annualized' (i.e., assuming that the 7-day yield would be received over 52 weeks, stated in terms of an annual percentage return on the investment). Effective yield is calculated in a manner similar to that used to calculate current yield, but when annualized, the income earned by an investment in the Money Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of this assumed reinvestment. The Money Fund's current and effective 7-day yields for the seven days ended March 31, 2000 were 2.89% and 2.93%, respectively. Current yield and effective yield for the Money Fund will vary based on changes in market conditions, the level of interest rates and the level of the Fund's expenses and no reported yield figures should be considered an indication of the performance that may be expected in the future.

    Comparison of Portfolio Performance. From time to time the Company may discuss in sales literature and advertisements, specific performance grades or rankings or other information as published by recognized grades or rankings or other information as published by recognized mutual fund statistical services, such as Morningstar, Inc. or Lipper Analytical Services, Inc., or by publications of general interest such as Barron's, Business Week, Financial World, Forbes, Fortune, Kiplinger's Personal Finance, Money, Morningstar Mutual Funds, Smart Money, The Wall Street Journal or Worth.

    Portfolio Turnover. Although the Global Fund, the Overseas Fund and the Gold Fund will not make a practice of short-term trading, purchases and sales of securities will be made whenever appropriate, in the investment adviser's view, to achieve a Fund's investment objective. The rate of portfolio turnover is calculated by dividing the lesser of the cost of purchases or the proceeds from sales of portfolio securities (excluding short-term U.S. government obligations and other short-term investments) for the particular fiscal year by the monthly average of the value of the portfolio securities (excluding short-term U.S. government obligations and short-term investments) owned by a Fund during the particular fiscal year. The rate of portfolio turnover is not a limiting factor when management deems portfolio changes appropriate to achieve a Fund's stated objective. However, it is possible that, under certain circumstances, a Fund may have to limit its short-term portfolio turnover to permit it to qualify as a 'regulated investment company' under the Internal Revenue Code of 1986, as amended (the 'Code').

                           MANAGEMENT OF THE COMPANY

    The business of the Company is managed by its Board of Directors which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Directors. The Company and its investment adviser and its distributor have adopted a code of ethics for their respective directors and officers.

    The following table sets forth the principal occupation or employment of the members of the Board of Directors and principal officers of the Company. Each of the following persons is also a Director and/or officers of First Eagle SoGen Variable Funds, Inc.


                                 POSITION HELD                 PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE           WITH THE COMPANY             DURING PAST FIVE (5) YEARS
---------------------           ----------------             --------------------------

John P. Arnhold (46)* .........  Co-President      Co-President and Director, Arnhold and
  1345 Avenue of the Americas    and Director        S. Bleichroeder, Inc.; Co-President and Director,
  New York, NY 10105                                 Arnhold and S. Bleichroeder Advisers, Inc.;
                                                     President and Director, Arnhold and S. Bleichroeder
                                                     UK Ltd.; Co-President and Director, ASB
                                                     Securities, Inc.; Director, Aquila International Fund,
                                                     Ltd.; President, Worldvest, Inc.; Co-President and
                                                     Trustee, First Eagle Funds.
Candace K. Beinecke (53) ......  Director          Chair, Hughes Hubbard & Reed; Director, Jacob's Pillow
  One Battery Park Plaza                             Dance Festival, Inc. Historic Preservation Projects,
  New York, NY 10004                                 Inc. and Merce Cunningham Dance Foundation, Inc.;
                                                     Trustee, First Eagle Funds.
Edwin J. Ehrlich (69) .........  Director          President, Ehrlich Capital Management; Advisory Board
  2976 Lonni Lane                                    Member, Emerging World Investors Limited; Trustee,
  Merrick, NY 11566                                  First Eagle Funds.
Robert J. Gellert (69) ........  Director          Manager, United Continental Corporation; General
  122 East 42nd Street                               Partner, Windcrest Partners; Trustee First Eagle
  New York, NY 10168                                 Funds.
James E. Jordan (54) ..........  Director          Private investor; Consultant to The Jordan Company
  767 Fifth Avenue--48th Floor                       (private investment banking company); until June
  New York, NY 10153                                 1997, President and Chief Investment Officer of The
                                                     William Penn Company (a registered investment
                                                     adviser); Director, Leucadia National Corporation,
                                                     Empire Insurance Company, and J.Z. Equity Partners,
                                                     Plc. (a British investment trust company); Director,
                                                     School of International and Public Affairs of
                                                     Columbia University; and Vice Chairman, New York
                                                     State Board of The Nature Conservancy; Trustee,
                                                     First Eagle Funds.
William M. Kelly (55) .........  Director          Senior Associate, Lingold Association; Independent
  500 Fifth Avenue--50th Floor                       General Partner, ML Venture Partners II, L.P.;
  New York, NY 10110                                 Trustee, New York Foundation; Treasurer and Trustee,
                                                     Black Rock Forest Conservation; Trustee, First Eagle
                                                     Funds.
Donald G. McCouch (57) ........  Director          Prior to 1997, Senior Managing Director of Chemical
  67 West Hills Road,                                Bank.
  New Canaan, CT 06840
Fred J. Meyer (69) ............  Director          Vice Chairman of Omnicom Group, Inc. since 1998; and
  437 Madison Avenue                                 prior thereto, Chief Financial Officer; Director,
  New York, NY 10022                                 Novartis Corporation; Zurich-American Insurance Cos.
                                                     and Medialink, Inc.; Trustee, National Park Trust.
Dominque Raillard (61) ........  Director          Managing Director of Act 2 (Consulting) since July
  15, Boulevard Dellessert                           1995; and prior thereto, Group Executive Vice
  75016 Paris France                                 President of Promodes (Food Retailing) since 1978.

                                                  (table continued on next page)

(table continued from previous page)


                                  POSITION HELD                PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE            WITH THE COMPANY           DURING PAST FIVE (5) YEARS
---------------------            ----------------           --------------------------
Nathan Snyder (65) ............  Director          Independent Consultant.
  1345 Avenue of Americas
  New York, NY 10105
Stanford S. Warshawsky (62)* ..  Chairman of       Co-President, Secretary and Director, Arnhold
    1345 Avenue of the Americas  the Board           and S. Bleichroeder, Inc.; Co-President and
    New York, NY 10105           and Director        Director, Arnhold and S. Bleichroeder
                                                     Advisers, Inc.; Chairman and Director,
                                                     Arnhold and S. Bleichroeder UK Ltd.;
                                                     Co-President and Director, ASB Securities,
                                                     Inc.; Director, German-American Chamber of
                                                     Commerce; Chairman and Trustee, First Eagle
                                                     Funds.

---------
* An 'interested person' of the Company as defined in the 1940 Act.

    The Company makes no payments to any of its officers for services. However, currently each of the Company's Directors who are not officers or employees of the Adviser or ASB are paid by the Company an annual fee of $12,000 and a fee of $2,000 for each meeting of the Company's Board of Directors and a fee of $1,000 for each meeting of any Committee of the Board that they attend (other than those held by telephone conference call). Each Director is reimbursed by the Company for any expenses he may incur by reason of attending such meetings or in connection with services he may perform for the Company. During the fiscal year ended March 31, 2000, an aggregate of $127,200 was paid, accrued or owed for Directors' fees and expenses by the Company. See Note 2 of Notes to the Financial Statements on page 32 of the Company's Annual Report to Shareholders for a description of various transactions during the Company's most recent fiscal year between the Company and its Directors and affiliates of its Directors.

    The following persons are currently Executive Officers of the Company:

               NAME                   PRINCIPAL OCCUPATION       PRESENT OFFICE WITH THE COMPANY
               ----                   --------------------       -------------------------------
Jean-Marie Eveillard...............  Senior VP of ASB            Co-President
Charles de Vaulx...................  Senior VP of ASB            Senior Vice President
Robert Bruno.......................  Senior VP of ASB            Vice President, Secretary and Treasurer
Edwin S. Olsen.....................  Vice President of ASB       Vice President
Elizabeth Tobin....................  Investment Consultant       Vice President
Tracy LaPointe Saltwick............  Senior VP of ASB            Vice President and Compliance Officer
Cari Levine........................  Assistant VP of ASB         Assistant Treasurer
Suzan J. Afifi.....................  Assistant VP of ASB         Assistant Secretary
Stefanie Spritzler.................                              Assistant Treasurer

    COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS. The following table sets forth information regarding compensation of Directors by the Company and by the fund complex of which the Company is a part for the fiscal year ended March 31, 2000. Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from the Company of any other fund in the fund complex which is a U.S. registered investment company. In the column headed 'Total Compensation From Registrant and Fund Complex Paid to Directors,' the number in parentheses indicates the total number of boards in the fund complex on which the Director served as of March 31, 2000.

                               COMPENSATION TABLE
                        FISCAL YEAR ENDED MARCH 31, 2000

                                                                                               TOTAL
                                                                   PENSION                  COMPENSATION
                                                                      OR                      PAID OR
                                                                  RETIREMENT                 OWED FROM
                                                    AGGREGATE      BENEFITS    ESTIMATED     REGISTRANT
                                                   COMPENSATION    ACCRUED       ANNUAL       AND FUND
                                                     PAID OR      AS PART OF    BENEFITS      COMPLEX
                                                    OWED FROM        FUND         UPON        PAID TO
NAME OF PERSON, POSITION                            REGISTRANT     EXPENSES    RETIREMENT   DIRECTORS***
------------------------                            ----------     --------    ----------   ------------
John P. Arnhold, Director**......................    $     0         N/A          N/A         $     0
Candace K. Beinecke, Director....................    $ 5,000         N/A          N/A         $19,750
Edwin J. Ehrlich, Director.......................    $ 5,000         N/A          N/A         $19,750
Robert J. Gellert, Director*.....................    $ 5,000         N/A          N/A         $21,000
James E. Jordan, Director........................    $ 5,000         N/A          N/A         $14,250
William M. Kelly, Director*......................    $ 5,000         N/A          N/A         $20,500
Donald G. McCouch, Director......................    $ 5,000         N/A          N/A         $ 7,500
Fred J. Meyer, Director*.........................    $34,000         N/A          N/A         $42,000
Dominique Raillard, Director.....................    $29,200         N/A          N/A         $34,800
Nathan Snyder, Director..........................    $34,000         N/A          N/A         $42,000
Stanford Warshawsky, Director**..................    $     0         N/A          N/A         $     0

---------

 * Member of the Audit Committee.

 ** 'Interested person' of the Company as defined in the 1940 Act because of the affiliation with ASB Advisers, the Fund's investment adviser.

*** The Fund Complex consists of the four portfolios of the Company, the First
    Eagle SoGen Overseas Variable Fund and the two portfolios of the First Eagle Funds.

                              -------------------

    As of March 31, 2000 the Directors and Officers of First Eagle SoGen Gold Fund, as a group, owned beneficially approximately 19% of the outstanding common stock of First Eagle SoGen Money Fund. As of such date, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of capital stock of each of First Eagle SoGen Global Fund, First Eagle SoGen Overseas Fund, and First Eagle SoGen Gold Fund. As of March 31, 2000 the following shareholders owned 5% or more of the Funds securities:

First Eagle SoGen Global Fund:

CLASS A -- Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104, 7.10%; The Manufacturers Life Insurance Co., 250 Bloor St. East 7E Fl, Toronto Ontario, Canada M4W-1E5, 5.04%

CLASS I -- Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104, 51.63%; Advanced Clearing Corp., P.O. Box 2226, Omaha, NE 68103-2226,
16.89%, J.C. Bradford & Co., 330 Commerce St., Nashville, TN 37201-1899, 25.14%.

First Eagle SoGen Overseas Fund:

CLASS A -- Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104, 19.82%; The Northern Trust Company, P.O. Box 92956 DV, Chicago, IL 60675-2956, 6.01%

CLASS I -- Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104; 36.57%; Dr. John T. McDonald, 1550 Madruga Ave. Ste. 215, Coral Gables, FL 33146-3017, 5.24%; Mac & Co., P.O. Box 534005, Pittsburgh, PA 15253-4005,
18.27%; Bancorp South Bank, P.O. Box 1605, Jackson, MS 39215, 38.88%

First Eagle SoGen Gold Fund

    Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104,
7.60%

First Eagle SoGen Money Fund

    Jean Marie Eveillard & Elizabeth M. Eveillard, 3 East 84th St., New York, NY 10028, 18.72%, Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, NY 11201, 27.90%; Bear Stearns Securities Corp, 1 Metrotech Center North, Brooklyn, NY 11201, 7.44%

    While the Company is a Maryland corporation, certain of its Directors and officers are non-residents of the United States and may have all, or a substantial part, of their assets located outside the United States. None of the officers or Directors has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon non-U.S. Directors or officers within the United States or effectively to enforce judgments of courts of the United States predicated upon civil liabilities of such officers or Directors under the federal securities laws of the United States.

                     INVESTMENT ADVISORY AND OTHER SERVICES

    As described in the Company's Prospectus, ASB Advisers is the Company's investment adviser and, as such, manages the Global Fund, the Overseas Fund, the Gold Fund and the Money Fund. ASB Advisers is a wholly-owned subsidiary of ASB, a privately owned investment firm.

    Under its investment advisory contracts with the Company, which became effective December 31, 1999 ASB Advisers furnishes the Company with investment advice consistent with each Fund's stated investment objective. Prior to December 31, 1999, the Funds had an advisory contract with Societe Generale Asset Management Corp. ('SGAM Corp.'). ASB Avisers also furnishes the Company with office space and certain facilities required for the business of the Funds, and statistical and research data, and pays any compensation and expenses of the Company's officers.

    On December 22, 1999, the shareholders, and on October 20, 1999, the Board of Directors of the Company approved the Advisory Agreement between the Company and the Adviser. The Advisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days nor less than 30 days written notice.

    In return for the services listed above, each Fund pays ASB Advisers a fee at the annual rate of the average daily value of the Fund's net assets as follows:

Global Fund..............................  1.00% of the first $25 million and 0.75%
                                           of the excess over $25 million
Overseas Fund............................  0.75%
Gold Fund................................  0.75%
Money Fund...............................  0.40%

    Advisory fees are paid monthly. The annual fee rates listed above for the Global Fund, the Overseas Fund and the Gold Fund, respectively, are higher than the rate of fees paid by most U.S. mutual funds that invest primarily in domestic equity securities. The Company believes, however, that the advisory fee rates are not higher than the rate of fees paid by most other mutual funds that invest significantly in foreign equity securities.

    For the fiscal year ended March 31, 2000, Global Fund, Overseas Fund, Gold Fund and Money Fund paid investment advisory fees in the amount of $14,567,013, $3,619,450, $121,470 and $152,511, respectively. The advisory fee waiver for the Money Fund for the year ended March 31, 2000 was $17,206. ASB Advisers has agreed to limit the total expenses of the Money Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 0.75% of the Fund's average net assets until October 31, 2000.

    For the fiscal year ended March 31, 1999, Global Fund, Overseas Fund, Gold Fund and Money Fund paid investment advisory fees in the amount of $23,196,530, $5,519,451, $201,757 and $122,538, respectively. No advisory fee waiver or expense reimbursement for Money Fund was required for the year ended March 31, 1999; however, SGAM Corp. voluntarily reimbursed Class I shares of Global Fund and Overseas Fund in the amount of $30,997 and $9,036, respectively.

    For the fiscal year ended March 31, 1998, Global Fund, Overseas Fund and Gold Fund paid investment advisory fees in the amount of $30,954,079, $7,798,589 and $283,300, respectively. For the same period, $37,399 of the investment advisory fee of $60,497 for Money Fund was waived by SGAM Corp.


    A Fund may, with the approval of the Company's Board of Directors, from time to time enter into arrangements with institutions to provide sub-transfer agent services and other related services where a number of persons hold Fund shares through one account registered with the Fund's transfer agent, DST Systems, Inc. ('DST') in the name of that institution. Under those arrangements, a Fund may compensate the institution rendering such services on a per sub-account basis.

                        DISTRIBUTOR OF THE FUNDS' SHARES

    Arnhold and S. Bleichroeder, Inc. (the 'Distributor'), a registered broker-dealer, investment adviser and a member of the New York Stock Exchange and the National Association of Securities Dealers ('NASD'), serves as the Distributor of the Global Fund's Class A and Class C shares, the Overseas Fund's Class A and Class C shares, and the Gold Fund.

    The Funds pay the Distributor a Rule 12b-1 fee to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions on Class A shares at the annual rate of up to 0.25% of the average daily net assets of each Fund's outstanding Class A shares and a Rule 12b-1 fee on Class C shares at the annual rate of up to 1.00% of the average daily net assets of each Fund's outstanding Class C shares. The Distributor also normally retains part of the initial sales charge as its underwriter's allowance on sales of Class A shares, and when it does broker-dealers may be deemed to be underwriters as that term is defined under the Securities Act of 1933. Pursuant to the Distribution and Services Agreement, effective March 1, 2000, the Funds agree to indemnify the Distributor against certain liabilities under the Securities Act of 1933, as amended.

    The Fund's Rule 12b-1 Plan is a compensation plan which means that the Funds pay the Distributor for distributor services based on the net assets of Class C and Class A shares. The Distributor pays financial services firms fees for distributing the Class C and Class A shares. For the fiscal year ended
March 31, 2000, the Company paid $5,925,946. For the fiscal year ended March 31, 1999, the Company paid SG Cowen Securities Corporation ('SG Cowen'), its previous principal underwriter, $9,494,471 pursuant to the predecessor Plan, $2,278,408 of which was paid by SG Cowen to Societe Generale, also a previous underwriter, and subsidiaries of Societe Generale. The Class I shares of the Global Fund, the Class I shares of the Overseas Fund and the Money Fund do not participate in the Plan.


    During the three years ended March 31, 1998, 1999 and 2000, the aggregate amount of sales charges on sales of the Company's shares was $1,523,084, $1,969,898 and $785,037, respectively. During the year ended March 31, 1998, SG Cowen received net underwriting discounts and dealer commissions of $285,064 and Societe Generale received dealer commissions of $2,742.

    During the year ended March 31, 1998, the aggregate amount of sales charges on sales of the Global Fund's shares was $7,485,957. During the year ended March 31, 1998, SG Cowen received net underwriting discounts and dealer commissions of $1,208,699 and Societe Generale received dealer discounts of $52,682.

                         COMPUTATION OF NET ASSET VALUE

    Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange is open for trading. The Exchange is closed on the following days: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

    The Money Fund values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the Fund's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per share net asset value even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Money Fund's $1.00 per share net asset value or if there were any other deviation which the Board of Directors believed would result in a material dilution to shareholders or purchasers, the Board of Directors would promptly consider what action, if any, should be initiated. If the Money Fund's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00, the Board of Directors might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Directors, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Money Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00, the Board of Directors might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

    A portfolio security, other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio securities will be valued at the mean between the closing bid and asked prices. Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation, except if such unlisted security is among the NASDAQ designated 'Tier 1' securities in which case it is valued at its last sale price. All bonds, whether listed on an exchange or traded in the over-the-counter market, for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned, which approximates value. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors. A make-up sheet showing the computation of the total offering price, using as a basis the value of the Company's portfolio securities and other assets and its outstanding securities as of March 31, 1999, appears as the Statement of Assets and Liabilities for the Company.

                             HOW TO PURCHASE SHARES

    The methods of buying and selling shares and the sales charges applicable to purchases of shares of a Fund are described in the Company's Prospectus.

    As stated in the Prospectus, shares of the Global Fund, the Overseas Fund and the Gold Fund may be purchased at net asset value by various persons associated with the Company, the Adviser, ASB, certain firms providing services to the Company or affiliates thereof for the purpose of promoting good will with employees and others with whom the Company has business relationships, as well as in other special circumstances. Shares are offered to other persons at net asset value in circumstances where there are economies of selling efforts and sales related expenses with respect to offers to certain investors.

                                   TAX STATUS

    Each Fund intends to qualify annually as a 'regulated investment company' under the Internal Revenue Code of 1986, as amended (the 'Code'). In order to qualify as a regulated investment company for a taxable year, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income derived with respect to the business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer qualifying only if the Fund's investment is limited to an amount not greater than 5% of the Fund's assets and 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) for the year.

    As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

    Different tax treatment is accorded accounts maintained as IRAs, including a penalty on pre-retirement distributions that are not properly rolled over to other IRAs. Shareholders should consult their tax advisers for more information.

    Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. To the extent that a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. It is expected that a small portion of the dividends paid by the Global Fund, the Overseas Fund and the Gold Fund will so qualify. Distributions of net capital gains, if any, designated as capital gains distributions are taxable to individual shareholders at a maximum 20% capital gains rate, regardless of whether the shareholder has held the Fund's shares for more or less than one year, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will recognize income and have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

    Investments by a Fund in securities issued at a discount, or providing for deferred interest or payment of interest in the form of additional obligations could result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue or acquisition price (the 'original issue discount') each year that the securities are held, even though the Fund receives no interest payments. Such income must be included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the imposition of federal income tax and the 4% excise tax. In such case, the Fund could be required to dispose of securities which it might otherwise have continued to hold to generate cash to satisfy its distribution requirements. If a Fund invests in certain high yield original issue discount obligations issued by U.S. corporations, a portion of the original issue discount accruing on such an obligation may be eligible for the corporate dividends-received deduction. In such event, a portion of the dividends of investment company taxable income received from the Fund by its corporate shareholders may be eligible for this corporate dividends-received deduction if so designated by the Fund in a written notice to shareholders. For the fiscal year ended March 31, 2000, the percentages of net investment income that qualified for the dividends-received deduction for the Global Fund, the Overseas Fund, Gold Fund and Money Fund were 18.53%, 5.18%, 76.43% and 0.00%, respectively.

    Certain foreign currency contracts in which the Global Fund, the Overseas Fund and the Gold Fund may invest are 'section 1256 contracts.' Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are 'marked-to-market' (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

    Generally, the hedging transactions undertaken by the Global Fund, the Overseas Fund and the Gold Fund may result in 'straddles' for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by these Funds. In addition, losses realized by these Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to these Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by a Fund which is taxed as ordinary income when distributed to shareholders.

    The Global Fund, the Overseas Fund and the Gold Fund may make one or more of the elections available under the Code which are applicable to straddles. If any of these Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

    Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gain or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

    Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain 'appreciated financial positions' if the Fund enters into a short sale, offsetting notional principal contract or a futures or a forward contract transaction with respect to the appreciated financial position or substantially identical property or, in the case of an appreciated financial position that is a short sale, an offsetting notional principal contract or a futures or forward contract, if the Fund acquires the same property as the underlying property for the position. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions that are closed before the end of the 30th day after the end of the taxable year in which the transaction was entered into if the taxpayer holds the appreciated financial position throughout the 60 day period beginning on the date the transaction is closed and at no time during this 60 day period is the taxpayer's risk of loss with respect to the appreciated securities reduced by certain circumstances.

    If a Fund has long-term capital gain from a 'constructive ownership transaction', the amount of such gain which may be treated as long-term capital gain by the Fund is limited to the amount which the Fund would have recognized if it had been holding the financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, an interest charge is imposed with respect to any amount recharacterized as ordinary income on the underpayment of tax for each year that the constructive ownership transaction was open. A constructive ownership transaction includes holding a long position under a notional principal contract or entering into a forward or futures contract with respect to certain financial assets, or both holding a call option and granting a put option with respect to certain financial assets where such options have substantially equal strike prices and contemporaneous maturity dates.

    If a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

    Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency or determined with reference to one or more foreign currencies and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency or determined with reference to one or more foreign currencies gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. All gains or losses with respect to forward contracts, futures contracts, options or similar financial instruments which are denominated in terms of a foreign currency or determined with reference to one or more foreign currencies are treated as ordinary gains or ordinary losses, as the case may be. These gains or losses, referred to under the Code as 'section 988' gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

    Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which may be eligible for reduced federal tax rates, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder and any undistributed capital gain included by such shareholder with respect to such shares.

    Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged, all or a portion of the amount of the sales charge that was imposed on the acquisition of those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

    The Global Fund, the Overseas Fund and the Gold Fund may be subject to foreign withholding taxes on income and gains derived from their investments outside the United States. Such taxes would reduce the yield on the Funds' investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. For any year that a Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his allocable share of such taxes paid by the Fund, and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any.

    Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. With respect to the Global Fund, the Overseas Fund and Gold Fund, if the pass through election described above is made, the source of the electing Fund's income flows through to its shareholders. Certain gains from the sale of securities and certain currency fluctuation gains will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source 'passive income.' For this purpose, foreign 'passive income' includes dividends (other than dividends from controlled foreign corporations, section 902 corporations, and certain other corporations), interest, capital gains and certain foreign currency gains. As a consequence, some shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend paying shares are held by the Fund for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the pass-through election described above, the foreign taxes it pays will reduce its income, if any, and distributions by the Fund will be treated as U.S. source income. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate
(i) such shareholder's portion of the foreign taxes paid to such country and
(ii) the portion of the Fund's dividends and distributions that represents income derived from sources within such country.

    Investments by a Fund in stock of certain foreign corporations which generate largely passive investment-type income, or which hold a significant percentage of assets which generate such income (referred to as 'passive foreign investment companies' or 'PFICs'), are subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund's share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, a Fund would be required to report certain 'excess distributions' from, and any gain from the disposition of stock of the PFIC, as ordinary income. This ordinary income would be allocated ratably to a Fund's holding period for the stock. Any amounts allocated to prior taxable years would be taxable to the Fund at the highest rate of tax applicable in that year, increased by an interest charge determined as though the amounts were underpayments of tax. Amounts allocated to the year of the distribution or disposition would be included in a Fund's net investment income for that year and, to the extent distributed as a dividend to the Fund's shareholders, would not be taxable to the Fund.

    A Fund may elect to mark to market its foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net gains reported in prior years. Alternatively, the Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain.

    Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

    Since, at the time of an investor's purchase of a Fund's shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Fund's portfolio or undistributed income of the Fund, subsequent distributions (or a portion thereof) on such shares may in reality represent a return of his capital. However, such a subsequent distribution would be taxable to such investor even if the net asset value of his shares is, as a result of the distributions, reduced below his cost for such shares. Prior to purchasing shares of the Fund, an investor should carefully consider such tax liability which he might incur by reason of any subsequent distributions of net investment income and capital gains.

    Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions and redemptions of Fund shares. Also, the tax consequences to a foreign shareholder of an investment in a Fund may be different from those described above. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Adviser is responsible for decisions to buy and sell securities, futures and options on securities, on indices and on futures for the Funds, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiations of brokerage commissions, if any. Broker-dealers and futures commission merchants may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities or futures positions upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law.

    Equity securities traded in over-the-counter market and bonds, including convertible bonds, are generally traded on a 'net' basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. Each Fund will not deal with the Distributor in any transaction in which the Distributor acts as principal. Thus, it will not deal with the Distributor acting as market maker, and it will not execute a negotiated trade with the Distributor if execution involves the Distributor acting as principal with respect to any part of a Fund's order.

    Portfolio securities may not be purchased from any underwriting or selling group of which the Distributor, during the existence of the group, is a member, except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Company, will not significantly affect a Fund's ability to pursue its present investment objective.

    In placing orders for portfolio securities or futures, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of a Fund, the Adviser or the Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtain in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Funds, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Adviser in providing investment management for a Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the executing party in the light of generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than the Distributor in order to secure the research and investment services described above, subject to review by the Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

    Subject to the above considerations, the Distributor may act as a securities broker for a Fund. In order for the Distributor to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by the Distributor must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an Exchange during a comparable period of time. This standard would allow the Distributor to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. Furthermore, the Board of Directors, including a majority of the Directors who are not 'interested' directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the Distributor is consistent with the foregoing standard. Brokerage transactions with the Distriburor also are subject to such fiduciary standards as may be imposed by applicable law. From time to time a Fund may engage in agency cross transactions with respect to securities that meet its investment objective and policies. An agency cross transaction occurs when a broker sells securities from one client's account to another client's account. Cross transactions are executed with written permission from a Fund. This authorization permits cross transactions only between a Fund on one side and clients for which the Distributor acts as broker, but does not act as investment adviser, on the other side. The authorization can be terminated at any time by written notice to the Distributor.

    A Fund may from time to time sell or purchase securities to or from companies or persons who are considered to be affiliated with that Fund solely because they are investment advisory clients of the Distributor or the Adviser. No consideration other than cash payment against prompt delivery at the then current market price of the securities will be paid to any person involved in those transactions. Additionally, all such transactions will be consistent with procedures adopted by the Board of Directors.

    In accordance with Section 11(a) under the Securities Exchange Act of 1934, the Distributor may not retain compensation for effecting transactions on a national securities exchange for a Fund unless that Fund has expressly authorized the retention of such compensation in a written agreement executed by a Fund and the Distributor. Each Fund has provided the Distributor with such authorization. Section 11(a) provides that the Distributor must furnish to each Fund at least annually a statement disclosing the aggregate compensation received by the exchange member in effecting such transactions.

    According to the Company's records, the amount of brokerage commissions paid by the Company during the fiscal years ended March 31, 2000 and 1999, which was attributable to research services was $3,211,027 and $3,265,441, respectively, in connection with transactions amounting to $1,590,808,974 and $2,138,310,479, respectively. During the fiscal years ended March 31, 2000, 1999 and 1998, the Company paid total brokerage commissions of $3,211,027, $3,632,838 and $1,335,957, respectively of which $285,343, $232,451 and $69,602 was paid to broker-dealer affiliates of its investment adviser. During the fiscal year ended March 31, 1998, SoGen International Fund, Inc. paid total brokerage commissions of $2,286,967, of which $103,244 was paid to affiliates of its investment adviser.

                              CUSTODY OF PORTFOLIO

    Domestic portfolio securities of each Fund are held pursuant to a custodian agreement between the Company and State Street, 801 Pennsylvania, Kansas City, MO 64105. Certain of such securities may be deposited in the book-entry system operated by the Federal Reserve System or with the Depository Trust Company. The Company's sub-custodian, State Street Bank and Trust, holds domestic securities issued in physical form. Pursuant to a Global Custody Agreement between the Company and The Chase Manhattan Bank ('Chase'), 4 Chase MetroTech Center,

Brooklyn, NY 11245, foreign securities may be held by certain foreign sub-custodians which are participants in the Global Investor Services Division of Chase and in certain foreign branches of Chase.

                              INDEPENDENT AUDITORS

    The Company's independent auditors are KPMG LLP, Certified Public Accountants, 757 Third Avenue, New York, NY 10017. KPMG LLP audits each Fund's annual financial statements and renders its report thereon, which is included in the Annual Report to Shareholders.

                              FINANCIAL STATEMENTS

    The Company's financial statements and notes thereto appearing in the March 31, 2000 Annual Report to Shareholders and the report thereon of KPMG LLP, Certified Public Accountants, appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund will furnish, without charge, a copy of the Annual Report to Shareholders on request. All such requests should be directed to First Eagle SoGen Funds, P.O. Box 219324, Kansas City, MO 64121-9258.

                                    APPENDIX

                        RATINGS OF INVESTMENT SECURITIES

    The rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Funds' investment adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

    The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ('Moody's') and Standard & Poor's Corporation ('S&P').

Moody's Ratings

    Aaa -- Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as 'giltedge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

    Aa -- Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

    A -- Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P Ratings

    AAA -- Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

    AA -- Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

    A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

    BB -- B -- CCC -- CC -- Bonds A-1 -- A-rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

    BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                         FIRST EAGLE SOGEN FUNDS, INC.
                                     PART C

                               OTHER INFORMATION


Item 23. Exhibits

EXHIBIT
-------
(a)(1)   -- Articles of Incorporation of the Registrant.*
(a)(2)   -- Articles of Amendment and Restatement.**
(a)(3)   -- Articles Supplementary
(b)      -- By-Laws of the Registrant as amended through August 17,
            1993.**
(c)      -- Specimen Certificates representing shares of Common Stock
            ($.001 per value).**
(d)(1)   -- Investment Advisory Contract between the Registrant and
            Arnhold and S. Bleichroeder Advisers, Inc. ('ASB
            Advisers')
(e)(1)   -- Underwriting Agreement between the Registrant and Arnhold and S. Bleichroeder, Inc. ('ASB')
(e)(2)   -- Form of Selling Group Agreement
(f)      -- Not applicable
(g)(1)   -- Custody Agreement between the Registrant and Investors
            Fiduciary Trust Company.**
(g)(2)   -- Transfer Agency and Registrar Agreement between the
            Registrant and DST Systems, Inc.***
(g)(3)   -- Global Custody Agreement between the Registrant and The
            Chase Manhattan Bank, N.A. ('Chase')****
(g)(4)   -- Amendment to Global Custody Agreement between the
            Registrant and Chase**
(h)      -- Not applicable
(j)      -- Consent of KPMG Peat Marwick LLP
(k)      -- Not applicable
(m)      -- Rule 12b-1 Distribution Plan and Agreement between the
            Registrant and ASB**
(n)      -- Financial Data Schedules.
(o)      -- Amended and Restated Multiple Class Plan pursuant to Rule
            18f-3
(p)      -- Code of Ethics

---------

  * Incorporated herein by reference to the Registration Statement filed on or about May 28, 1993.

 ** Incorporated herein by reference to Pre-Effective Amendment No. 2 filed on or about August 30, 1993.

 *** Incorporated herein by reference to Post-Effective Amendment No. 4 filed on or about July 25, 1997.

**** Incorporated herein by reference to Post-Effective Amendment No. 3 filed on or about July 29, 1996.

Item 24. Person Controlled or Under Common Control With Registrant

    None.

Item 25. Indemnification

    Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the General Corporation Law of the State of Maryland controlling the indemnification of directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of
Section 721-726 of the New York Business Corporation Law.

    The general effect of these statutes is to protect directors, officers, employees and agents of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the indemnified person acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of the Registrant make the indemnification of its directors, officers, employees and agents mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release
No. IC-11330 of September 4, 1980.

    In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland Law and Section 17(h) of the Investment Company Act of 1940, as amended (the '1940 Act'), the Registrant intends that conditions and limitations on the extent of the indemnification of directors and officers imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), the Registrant understands that it would by required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director or officer should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ('indemnitee') was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office ('disabling conduct') or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither 'interested persons' (as defined in the 1940 Act) of the Registrant nor parties to the proceeding, or
(b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorney's fees or other expenses incurred by a director or officer in his or her defense only if (in addition to his or her undertaking to repay the advance if her or she is not ultimately entitled to indemnification)
(1) the indemnitee provides a security for his or her undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

    In addition, the Registrant will maintain a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for claims made by reason of any acts, errors or omissions committed in their capacity as directors of officers. The policy will contain certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26. Business and Other Connections of Investment Adviser

    ASB Advisers is the Registrant's investment adviser. In addition to the Registrant, ASB Advisers acts as investment adviser to SoGen Variable Funds, Inc. and First Eagle Funds.

    ASB Advisers is a wholly owned subsidiary of ASB which has a substantial amount of assets under management in the form of pension funds and individual and fund accounts. ASB is a registered broker-dealer and maintains a substantial involvement in the securities brokerage and underwriting businesses. The business and other connections of the Adviser's directors and officers are as follows:

                             POSITION WITH THE                         BUSINESS AND OTHER
         NAME                     ADVISER                                 CONNECTIONS
         ----                     -------                                 -----------
Henry H. Arnhold......   Director                    Co-Chairman of the Board of Arnhold and S.
                                                     Bleichroeder, Inc.; Director, Aquila International
                                                     Fund Limited; Trustee, The New School for Social
                                                     Research; Director, Conservation International

John P. Arnhold.......   Co-President and Director   Co-President and Director Arnhold and S. Bleichroeder,
                                                     Inc.; President and Director, Arnhold and S.
                                                     Bleichroeder, UK Ltd.; Co-President and Director, ASB
                                                     Securities, Inc.; Director, Aquila International Fund
                                                     Limited; President, WorldVest, Inc.; Co-President and
                                                     Trustee, First Eagle Funds; Co-President and Director,
                                                     First Eagle SoGen Funds, Inc. and First Eagle SoGen
                                                     Variable Funds, Inc.
Stanford S.
  Warshawsky..........   Co-President and Director   Co-President, Secretary and Director, Arnhold and S.
                                                     Bleichroeder, Inc./ Co-President and Director, ASB
                                                     Securities, Inc.; Director, German-American Chamber of
                                                     Commerce; Chairman and Director, Arnhold and S.
                                                     Bleichroeder, UK Ltd.; Chairman of the Board and
                                                     Trustee, First Eagle Trust; Trustee, First Eagle
                                                     Funds, Director, First Eagle SoGen Funds, Inc. and
                                                     First Eagle SoGen Variable Funds, Inc.

Stephen M. Kellen.....   Director                    Co-Chairman of the Board of Arnhold and S.
                                                     Bleichroeder Inc.; Trustee, The Carnegie Society and
                                                     WNET/Thirteen; Trustees Council of The National
                                                     Gallery of Art;

Robert Miller.........   Vice President, Secretary   Senior Vice President, and Director, Arnhold and S.
                          and Treasurer              Bleichroeder, Inc.; Director, Arnhold and S.
                                                     Bleichroeder, UK Ltd.; Treasurer, First Eagle Funds

Gary Lee Fuhrman......   Director                    Senior Vice President and Director, Arnhold and S.
                                                     Bleichroeder, Inc.; Director, Medical Resources, Inc.

Ronald A. Bendelius...   Vice President              Senior Vice President and Chief Financial Officer,
                                                     Arnhold and S. Bleichroeder, Inc.

Robert Bruno..........   Vice President              Senior Vice President, Arnhold and S. Bleichroeder,
                                                     Inc.; Vice President and Secretary, First Eagle Funds;
                                                     Vice President, Secretary and Treasurer, First Eagle
                                                     SoGen Funds, Inc. and First Eagle SoGen Variable
                                                     Funds, Inc.

William P. Casciani...   Vice President              Senior Vice President and Compliance Officer, Arnhold
                                                     and S. Bleichroeder, Inc.

Michael G. Klemballa..   Vice President              Senior Vice President and Comptroller, Arnhold and S.
                                                     Bleichroeder, Inc.

Allan Langman.........   Vice President              Senior Vice President, Treasurer and Director, Arnhold
                                                     and S. Bleichroeder, Inc.

Vincent S. Viglione...   Vice President              Senior Vice President and Assistant Treasurer, Arnhold
                                                     and S. Bleichroeder, Inc.

Item 27. Principal Underwriters

    (a) Arnhold and S. Bleichroeder, Inc. acts as an investment advisor to First Eagle Fund, N.V., Aquila International Fund Limited, Aetos Corporation, DEF Associates, N.V., Eagle Select Fund Limited, Oceanus Global Fund Ltd. and the Global Beverage Fund Limited.

    (b) The positions and offices of the Distributor's directors and officers who serve the Registrant are as follows:

              NAME AND                     POSITION AND OFFICES         POSITION AND OFFICES WITH
          BUSINESS ADDRESS*                  WITH UNDERWRITER                  REGISTRANT
          -----------------                  ----------------                  ----------
Stanford S. Warshawsky...............  Co-President, Director and     Chairman of the Board
                                         Secretary
John P. Arnhold......................  Co-President and Director      Co-President
Jean-Marie Eveillard.................  Senior Vice President          Co-President
Charles de Vaulx.....................  Senior Vice President          Senior Vice President
Tracey LaPointe Saltwick.............  Senior Vice President          Vice President and Compliance
                                                                        Officer
Robert Bruno.........................  Senior Vice President          Vice President, Secretary and
                                                                        Treasurer
Edwin Olsen..........................  Vice President                 Vice President
Elizabeth Tobin......................  Investment Consultant          Vice President
Cari Levine..........................  Assistant Vice President       Assistant Treasurer
Suzan Afifi..........................  Assistant Vice President       Assistant Secretary

---------

* The address of each person named above is 1345 Avenue of the Americas, New York, New York 10105.

    (c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records

    All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, 1345 Avenue of the Americas, New York, NY 10105 with the exception of certain accounts, books and other documents which are kept by the Registrant's custodian, State Street, 801 Pennsylvania, Kansas City, MO 64105 and registrar and shareholder servicing agent, DST Systems, Inc. ('DST'), P.O. Box 419324, Kansas City, Missouri, 64141-6324.

Item 29. Management Services

    Not applicable.

Item 30. Undertakings

    The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director, if requested to do so by the holders of at least 10% of a Fund's outstanding shares, and that it will assist communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registration has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, as of the 1st day of June, 2000.

                                          FIRST EAGLE SOGEN FUNDS, INC.

                                          By:         /s/ JOHN P. ARNHOLD
                                              ..................................
                                                      JOHN P. ARNHOLD,
                                                        CO-PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                SIGNATURE                                 CAPACITY                        DATE
                ---------                                 --------                        ----
           /s/ JOHN P. ARNHOLD                            Director                    June 1, 2000
 .........................................
            (JOHN P. ARNHOLD)

         /s/ CANDACE K. BEINECKE*                         Director                    June 1, 2000
 .........................................
          (CANDACE K. BEINECKE)

          /s/ EDWIN J. EHRLICH*                           Director                    June 1, 2000
 .........................................
            (EDWIN J. EHRLICH)

          /s/ ROBERT J. GELLERT*                          Director                    June 1, 2000
 .........................................
           (ROBERT J. GELLERT)

           /s/ JAMES E. JORDAN*                           Director                    June 1, 2000
 .........................................
            (JAMES E. JORDAN)

          /s/ WILLIAM M. KELLY*                           Director                    June 1, 2000
 .........................................
            (WILLIAM M. KELLY)

          /s/ DONALD G. MCCOUCH*                          Director                    June 1, 2000
 .........................................
           (DONALD G. MCCOUCH)

            /s/ FRED J. MEYER*                            Director                    June 1, 2000
 .........................................
             (FRED J. MEYER)

         /s/ DOMINIQUE RAILLARD*                          Director                    June 1, 2000
 .........................................
           (DOMINIQUE RAILLARD)

            /s/ NATHAN SNYDER*                            Director                    June 1, 2000
 .........................................
             (NATHAN SNYDER)

       /s/ STANFORD S. WARSHAWSKY*                        Director                    June 1, 2000
 .........................................
         (STANFORD S. WARSHAWSKY)

             /s/ ROBERT BRUNO               Vice President, Secretary, Treasurer      June 1, 2000
 .........................................    (Principal Financial and Accounting
              (ROBERT BRUNO)                  Officer)

*By         /s/ ROBERT BRUNO
 .........................................
               ROBERT BRUNO
            POWER-OF-ATTORNEY


                            STATEMENT OF DIFFERENCES
                            ------------------------
The dagger symbol shall be expressed as.................................. 'D'
The double dagger symbol shall be expressed as........................... 'DD'